Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of April 22, 2010, by and between ChromaDex Corporation, a Delaware corporation (the “Company”), and the subscribers set forth on the signature pages affixed hereto (each a “Subscriber” and collectively, the “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase (i) an aggregate of 26,249,983 shares (the “Common Shares”) of the Company’s common stock $0.001 par value per share (the “Common Stock”) at a per share price of $0.14 for an aggregate purchase price of $3,674,997.62 (the “Purchase Price”) and (ii) shall be issued warrants in the form attached hereto as Exhibit A (the “Warrants”) to purchase an aggregate of 26,249,983 shares of Common Stock (the “Warrant Shares”). The Common Shares, the Warrants and shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are collectively referred to herein as the “Securities.” The issuance and sale of the Common Shares and the Warrants is referred to herein as the “Offering” and this Agreement and the Warrants are collectively referred to herein as the “Transaction Documents.”

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1. Sale and Purchase; Closing Date. The consummation of the transactions contemplated herein shall take place remotely by exchange of documents and signature pages via facsimile or electronic mail, coordinated from the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction or waiver of all conditions to closing set forth in this Agreement (the “Closing” and the date thereof, the “Closing Date”). Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date the Subscribers shall purchase and the Company shall sell to Subscribers the Common Shares and Warrants as described in this Agreement.

2. Closing Conditions. The Closing hereunder is subject to the following conditions being met:

(a) The Company shall have amended its Restated Certificate of Incorporation to effect the Authorized Stock Amendment (as defined in Section 9(a)).

(b) Thomas Varvaro and Kevin Jaksch shall have resigned from the Company’s Board of Directors effective as of the Closing and Michael Brauser and Glenn Halpryn, or two alternate designees of a Majority in Interest (as defined below) (the “Subscriber Nominees”) shall have been appointed to the Board of Directors upon such other resignations becoming effective (with the Subscriber Nominees being subject prior to the Closing Date to all legal and governance requirements regarding service as a director of the Company and, if required, the reasonable approval of the Company’s Nominating Committee (such approval not to be unreasonably withheld or delayed)). Solely for purposes of this Section 2(b), the term “Majority in Interest” means a Subscriber or Subscribers representing at least 70% of the Common Shares to be purchased at the Closing.

(c) The Company and Thomas Varvaro and Frank Jaksch shall have entered into employment agreements in the forms attached hereto as Exhibits B-1 and B-2, respectively (the “Employment Agreements”).

(d) The Company shall have delivered a certificate from an authorized officer attesting that all of the Company’s representation and warranties herein are accurate and true as of the Closing Date.

(e) Each Subscriber shall have delivered, or caused to be delivered, such Subscriber’s pro rata share of the Purchase Price to the Company, by wire transfer of immediately available funds, to an account designated by the Company in writing to the Subscribers.

3. Issuance of Common Shares and Warrants. On the Closing Date and against receipt of the Purchase Price payable pursuant to Section 2(e) from each Subscriber (which each Subscriber agrees to pay subject to the Company’s satisfaction of the conditions set forth in Section 2(a) through (d)), the Company shall deliver, or cause to be delivered, to each such Subscriber, a stock certificate of the Company certifying that such Subscriber is the holder of record of the number of shares of Common Stock equal to the number of “Common Shares” set forth opposite such Subscriber’s name on the signature pages hereto, and a warrant (in the form of the Warrants) representing the number of “Warrant Shares” set forth opposite such Subscriber’s name on the signature pages hereto.

4. Subscriber Representations and Warranties. Each of the Subscribers hereby severally and not jointly represents and warrants to and agrees with the Company that:

(a) Organization and Standing of the Subscriber. Subscriber, if an entity, is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

(b) Authorization and Power. Subscriber has the requisite legal capacity, power and authority to enter into, and perform under, this Agreement and to perform under the other Transaction Documents, and to purchase the Securities being sold to it, him or her hereunder and thereunder. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents by Subscriber and the consummation by it, him or her of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate, partnership or similar action on the part of such Subscriber and no further consent or authorization is required. This Agreement has been duly authorized, executed and delivered. This Agreement will be, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with the terms thereof.

(c) No Conflicts. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents and the consummation by Subscriber of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of Subscriber’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or perform under the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Information on Company. Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 10-K filed on March 31, 2010 for the Company’s fiscal year ended January 2, 2010 (“Fiscal Year-End Date”) and to all of the Company’s other filings made with the Commission which are available at the Edgar Website (hereinafter referred to collectively as the “Reports”). In addition, Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors Subscriber deems material in deciding on the advisability of investing in the Securities. Subscriber represents that it, he or she has had an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Subscriber or its representatives or counsel shall modify, amend or affect such Subscriber’s right to rely on the truth, accuracy and completeness of the Reports, the Other Written Information and the Company’s representations and warranties contained in the Transaction Documents.

(e) Information on Subscriber. Subscriber is, and will be at the time of any exercise of the Warrants, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Subscriber has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit C (the “Investor Questionnaire”). The information set forth on the signature pages hereto and the Investor Questionnaire regarding Subscriber is true and complete in all respects. Except as disclosed in the Investor Questionnaire, Subscriber has had no position, office or other material relationship within the past three years with the Company or persons known to Subscriber to be affiliates of the Company, and is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA Membership and Registration Rules Section 1011).

(f) Purchase of Securities. On the Closing Date, Subscriber will purchase the Securities for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(g) Compliance with Securities Act; Reliance on Exemptions. Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Subscriber understands and agrees that the Securities are being offered and sold to it, him or her in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Securities.

(h) Short Sales. Subscriber represents and warrants that it, he or she has not, since the date such Subscriber first received information relating to the transactions contemplated by this Agreement, and will not prior to the time the transactions contemplated by this Agreement are publicly disclosed, engaged in any transactions in securities of the Company (including short sales).

(i) Shares Legend. The Common Shares and Warrant Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

ANY TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH IN THE SUBSCRIPTION AGREEMENT, DATED AS OF APRIL 22, 2010, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE ISSUER.”

(j) Warrants Legend. The Warrants shall bear the following legend:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS WARRANT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

THIS WARRANT IS ISSUED PURSUANT TO THAT CERTAIN SUBSCRIPTION AGREEMENT DATED AS OF APRIL 22, 2010, BY AND BETWEEN THE COMPANY AND SUBSCRIBERS INCLUDING              (THE “INITIAL HOLDER”). ANY PURCHASER OR SUBSEQUENT HOLDER OF THIS WARRANT IS AWARE THAT THIS WARRANT MAY BE EXERCISED IN WHOLE BY THE INITIAL HOLDER OR ANY SUBSEQUENT HOLDER WITHOUT PRIOR SURRENDER TO THE COMPANY OF, OR NOTATION OF SUCH EXERCISE ON, THIS WARRANT. ANY SUCH PURCHASER OR SUBSEQUENT HOLDER OF THIS WARRANT TAKES THIS WARANT SUBJECT TO ANY PRIOR EXERCISE. ANY SUCH PURCHASER OR HOLDER OF THIS WARANT OR ANY INTEREST HEREIN SHOULD CONFIRM WITH THE COMPANY PRIOR TO COMPLETING ANY PURCHASE OF THIS WARANT THE OUTSTANDING SHARES REMAINING EXERCISABLE UNDER THIS WARRANT.

(k) Communication of Offer. The offer to sell the Securities was directly communicated to Subscriber by the Company. Subscriber is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement (“General Solicitation”).

(l) Restricted Securities. Subscriber understands that the Securities have not been registered under the 1933 Act and Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each Subsidiary of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(m) Publicity; Press Releases. Subscriber shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and Subscriber, or (ii) Subscriber is advised by its counsel that such press release or public announcement is required by law and, unless otherwise contrary to law, rule, or regulation, 24 hours prior notice of such public announcement is provided to the Subscribers.

(n) No Governmental Review. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering.

(o) Correctness of Representations. Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Subscriber otherwise notifies the Company in writing prior to the Closing Date, shall be true and correct as of the Closing Date.

(p) Leak Out. Neither Subscriber nor any Affiliate of Subscriber will offer, sell, contract to sell, pledge, give, donate, transfer or otherwise dispose of, directly or indirectly: (i) during the six-month period immediately following the Closing Date, any Common Shares or Warrant Shares; (ii) during the period commencing on the six-month anniversary of the Closing Date and ending on the twelve-month anniversary of the Closing Date, more than 25% of such Subscriber’s aggregate Common Shares or exercised Warrant Shares (“Leak Out Shares”); (iii) during the period commencing on the twelve-month anniversary of the Closing Date and ending on the eighteen-month anniversary of the Closing Date, more than an additional 25% of its, his or her Leak Out Shares; (iv) during the period commencing on the eighteen-month anniversary of the Closing Date and ending on the twenty four-month anniversary of the Closing Date, more than an additional 25% of its, his or her Leak Out Shares. The restrictions in this Section 4(p) shall (i) terminate on the earlier to occur of (x) the two year anniversary of the Closing Date or (y) a change of control in the Company after the Closing Date resulting in the holders of the Common Stock immediately prior to such event holding less than a majority of the Common Stock and (ii) shall not apply to any Warrant Shares sold pursuant to a Registration Statement as described below.

(q) Information Supplied. None of the information supplied or to be supplied by Subscriber for inclusion or incorporation by reference in the Proxy Statement (as defined in Section 9(a)) or any amendments or supplements thereto will, at the dates those documents are first delivered to the Company contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Proxy Statement or necessary in order to make the statements made in the Proxy Statement, in light of the circumstances under which they were made, not misleading.

(r) Survival. The foregoing representations and warranties shall survive the Closing Date.

5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(b) Outstanding Stock. All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and, as of the Closing Date and subject to the Stockholder Approvals, the Warrants will be duly authorized, executed and delivered by the Company. This Agreement and, as of the Closing Date, and subject to the Stockholder Approvals, the Warrants will be, valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. Subject to the Stockholder Approvals, the Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations hereunder and thereunder.

(d) Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company, on a fully diluted basis, as of the last trading day prior to the date hereof is set forth on Schedule 5(d). Except as set forth on Schedule 5(d), as of the date hereof, there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. As of the date hereof, the only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on Schedule 5(d). There are no preemptive or similar rights affecting the Common Stock.

(e) Consents. Other than the Stockholder Approvals, no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the OTC Bulletin Board (the “Bulletin Board”) or the Company’s stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, except as would not otherwise have a Material Adverse Effect. The Transaction Documents and the Company’s performance of its obligations hereunder and thereunder have been unanimously approved by the Company’s Board of Directors.

(f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 4 are true and correct and except for the Stockholder Approvals and the filing of the Authorized Stock Amendment contemplated herein, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under the Transaction Documents will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) under (A) the certificate of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement in each case to which the Company is a party, except in each case of clause (B), (C) or (D) the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii) result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company nor result in the acceleration of the due date of any obligation of the Company; or

(iii) result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(g) The Securities. The Securities upon issuance in accordance with the terms of this Agreement:

(i) will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws and as provided in the Transaction Documents;

(ii) will be duly and validly authorized and, on the dates of issuance of the Warrant Shares upon exercise of the Warrants in accordance with its terms, the Warrant Shares will be duly and validly issued, fully paid and non-assessable; and

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and

(iv) assuming the representations and warranties of the Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

(h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i) No Market Manipulation. The Company and its Affiliates have not taken directly or indirectly, any action designed to, or that would reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(j) Information Concerning Company. The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates as required to be disclosed therein. Since the Fiscal Year-End Date and except as disclosed in the Reports and Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company’s business, financial condition or affairs. The Reports and Other Written Information including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.

(k) Solvency. Based on the financial condition of the Company, immediately following the Closing, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted, including its capital needs taking into account the particular capital requirements of the business as now conducted by the Company, and projected capital requirements; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

(l) Defaults. The Company is not in violation of its certificate of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company’s knowledge, not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(m) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act. No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(n) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of General Solicitation in connection with the offer or sale of the Securities.

(o) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, except (i) to the extent disclosed in the Reports or the Other Written Information or (ii) incurred in the ordinary course of the Company businesses since the Fiscal Year-End Date and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(p) Dilution. The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The Company’s Board of Directors has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

(q) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers previously and presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

(r) Investment Company. Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(s) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(t) Reporting Company/Shell Company. The Company is a publicly-held company that files periodic and other reports pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months. As of the Closing Date, the Company is not a “shell company” but is a “former shell company” as those terms are employed in Rule 144 under the 1933 Act.

(u) Listing. The Common Stock is quoted on the Bulletin Board under the symbol CDXC.OB. The Company has not received any written notice that the Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that the Common Stock does not meet all requirements for the continuation of such quotation and the Company satisfies all the requirements on issuers for the continued quotation of its Common Stock on the Bulletin Board.

(v) DTC Status. The Company’s transfer agent is a participant in, and the Company has made application to make the Common Stock eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 5(v) hereto.

(w) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers in writing prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

(x) Survival. The foregoing representations and warranties shall survive the Closing Date; provided, however, that each of the representations and warranties (other than those set forth in Section 5(g), (n) and (t)) shall expire on the eighteen (18) month anniversary of the Closing Date.

6. Regulation D Offering/Legal Opinion. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to the Subscribers from the

Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and the other matters set forth on Exhibit D hereto. The Company will provide, at the Company’s expense, to the Subscribers, such other legal opinions, if any, as are reasonably necessary and customary for the issuance and resale of the Warrant Shares under Rule 144 under the 1933 Act.

7. Injunction Restraining Exercise of Warrant. In the event a Subscriber shall elect to exercise a Warrant or part thereof, the Company may not refuse exercise based on any claim that Subscriber or any one associated or affiliated with Subscriber has been engaged in any violation of law, or for any other reason, unless, a non-appealable injunction from a court made on notice to Subscriber, restraining and or enjoining exercise of all or part of such Warrant has been sought and obtained by the Company.

8. Subscriber’s Legal Fees. The Company shall pay to Grushko & Mittman, P.C. (“Grushko”) at the Closing (or no later than one (1) business day following the Closing Date), by wire transfer of immediately available funds to an account designated by Grushko in writing prior to the Closing, $25,000 as reimbursement for legal fees and expenses rendered to Subscribers in connection with the transactions described in the Transaction Documents.

9. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

(a) Stockholder Approval; Proxy Statement. The Company shall, as promptly as reasonably practicable following the execution of this Agreement, prepare and file with the Commission a preliminary proxy statement in connection with either soliciting stockholder consents or holding a meeting of its stockholders to obtain stockholder approval (the “Stockholder Approvals”) of: (i) an amendment to its Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Common Stock from 50,000,000 to 150,000,000 (the “Authorized Stock Amendment”); and (ii) an amendment to the Company’s Second Amended and Restated 2007 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Common Stock reserved for issuance under the Plan from (i) the greater of (A) 4,000,000 shares of the Common Stock, or (B) 10% of the shares of the Common Stock issued and outstanding, to (ii) 20% of the Common Stock issued and outstanding, as determined on a fully diluted basis, after giving effect to the transactions contemplated by this Agreement (the “Plan Amendment”). The Company will use its reasonable best efforts to respond to any comments of the Commission and to cause the definitive proxy statement relating to the Stockholder Approval (the “Proxy Statement”) to be mailed to the Company’s stockholders as promptly as reasonably practicable after responding to all such comments to the satisfaction of the Commission. The Company shall, through its Board of Directors, recommend to its stockholders that the Stockholder Approval be provided by stockholders of the Company. The Subscribers shall provide any information reasonably requested by the Company in connection with the preparation of the Proxy Statement and in connection with the Company responding to comments of the Commission, and each Subscriber shall promptly notify the Company if such Subscriber becomes aware that any information supplied by such Subscriber for inclusion in the Proxy Statement shall have become false or misleading, and shall cooperate with the Company to correct any such false or misleading information.

(b) Grant of Options. At the first meeting of the Company’s Compensation Committee after the Closing Date, which meeting shall be held no later than sixty (60) days after the Closing Date, the Company’s Compensation Committee shall grant options to purchase Common Stock to the Company’s directors, officers and other key management personnel, to acquire the number of shares of Common Stock, and on the terms, set forth on Schedule 9(b) attached hereto.

(c) Stop Orders. From the date of this Agreement until the earlier to occur of (i) three (3) years after the Closing Date or (ii) the date upon which all the Common Shares and Warrant Shares have been resold or transferred by the Subscribers pursuant to a registration statement or pursuant to Rule 144 under the 1933 Act (such date, the “End Date”), the Company will (x) provide notice to the Subscribers within twenty-four hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose and (y) will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and if notice of such instruction is contemporaneously provided to the Subscribers.

(d) Listing/Quotation. The Company shall promptly secure the quotation or listing of the Common Shares and Warrant Shares upon each national securities exchange, or automated quotation system upon which the Common Stock is quoted or listed and upon which such Warrant Shares are or become eligible for quotation or listing (subject to official notice of issuance). From the date of this Agreement until the End Date, the Company will maintain the quotation or listing of the Common Stock on the American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock is referred to as the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable, and will provide Subscribers with copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board is the Principal Market.

(e) Market Regulations. If required, the Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

(f) Filing Requirements. From the date of this Agreement until the End Date, the Company will (A) comply in all respects with its reporting and filing obligations under the 1934 Act if the Common Stock is registered under Section 12(b) or 12(g) of the 1934 Act, (B) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if the Company is not subject to such reporting requirements, and (C) comply with all filing requirements related to any registration statement filed pursuant to this Agreement. From the date of this Agreement until the End Date, the Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to Subscribers promptly after such filing.

(g) Use of Proceeds. The proceeds of the Offering will be employed by the Company substantially for the purposes set forth on Schedule 9(g). Except as described on Schedule 9(g), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

(h) Reservation. Prior to the Closing, the Company undertakes to reserve (subject to the Stockholder Approvals) on behalf of the Subscribers from its authorized but unissued Common Stock, a number of shares of Common Stock equal to 100% of the amount of Warrant Shares issuable under the Warrants, as such amount may be adjusted as provided therein (the “Required Reservation”). If at any time while the Warrants are outstanding the Company has insufficient Common Stock reserved on behalf of the Subscribers in an amount less than 100% of the amount necessary for full exercise of the outstanding Warrants, the Company will take all action necessary to increase its authorized capital to be able to fully satisfy its reservation requirements hereunder, including the filing of a preliminary proxy with the Commission not later than fifteen (15) business days after the first day the Company has less than the Required Reservation. The Company agrees to provide notice to the Subscribers not later than three (3) business days after the date the Company has less than the Required Reservation reserved on behalf of the Subscriber.

(i) DTC Program. From the date of this Agreement until the End Date, the Company will employ as the transfer agent for the Common Stock a participant in the Depository Trust Company Automated Securities Transfer Program.

(j) Books and Records. From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(k) Public Announcement; Press Release. From the date of this Agreement and until the End Date, the Company agrees that, except in connection with any filings, correspondence or communications made with the Commission or any other governmental entity or as otherwise required by law or rule, it will not publicly disclose the identity of the Subscribers unless expressly agreed to in writing by Subscribers. Notwithstanding the foregoing, promptly following the date hereof, the Company may issue a press release substantially in the form of Schedule 9(k).

(l) Non-Public Information. The Company covenants and agrees that except for the Reports, Other Written Information and schedules and exhibits to this Agreement and the Transaction Documents, neither it nor any other person acting on its behalf will at any time provide Subscribers or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Subscribers shall have agreed in writing to accept such information. The Company understands and confirms that Subscribers shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(m) Further Registration Statements. Except for a registration statement in compliance with Section 11.1, the Company will not, without the consent of a Majority in Interest (as defined below), file with the Commission or with state regulatory authorities any registration statements (excluding Forms S-8) or amend any already filed registration statement to increase the amount of Common Stock registered therein, or reduce the price of which such Company securities are registered therein, until the expiration of the Exclusion Period. As used herein, the term “Exclusion Period” shall be defined as the sooner of (i) the date all of the Registrable Securities (as defined in Section 11.1) have been registered in an effective registration statement, or (ii) the End Date. Solely for purposes of this Section 9(m) and Section 11, the term “Majority in Interest” means a Subscriber or Subscribers holding at least 70% of the Common Shares and, upon their issuance, the Common Shares and the Warrant Shares, combined.

(n) Governmental Authorities. From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(o) Notices. For so long as the Subscribers hold any Securities, the Company will maintain a United States address and United States fax number for notice purposes under the Transaction Documents.

(p) D&O Insurance. For so long as the Subscribers hold any Securities, the Company will maintain D&O insurance for its Board of Directors.

10. Covenants of the Company and the Subscribers Regarding Indemnification.

(a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, counsel, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscribers or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any material warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto or in any Transaction Document; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any material covenant or undertaking to be performed by the Company hereunder or under any Transaction Document.

(b) Each Subscriber agrees severally and not jointly to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto or in any Transaction Document; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by such Subscriber of any material covenant or undertaking to be performed by such Subscriber hereunder or under any Transaction Document.

(c) The procedures set forth in Section 11.5(c) shall apply to the indemnification set forth in Sections 10(a) and 10(b).

11. Registration.

11.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Securities.

(i) The Company shall file within ninety (90) days after the Closing Date (the “Filing Date”) with the Commission a Form S-1 registration statement (or such other form that it is eligible to use) (the “Initial Registration Statement”) in order to register on the terms set forth in this Section 11.1(i) the Warrant Shares held or exercisable under the Warrants (the “Registrable Securities”) by Subscribers immediately prior to the filing date of the Initial Registration Statement for resale and distribution under the 1933 Act, and shall cause the Initial Registration Statement to be declared effective not later than 120 days after the Closing Date (the “Effective Date”) or, if the Commission commences a full review of the Registration Statement the Effective Date shall be 150 days after the Closing Date. The Registrable Securities registered on the Initial Registration Statement shall be reserved and set aside exclusively for the benefit of each Subscriber, pro rata, with respect to such Subscribers participating in the registration (each a “Seller” and, collectively, the “Sellers”), and not issued, employed or reserved for anyone other than the Sellers. The amount of Registrable Securities required to be included in the Registration Statement as described in Section 11.1(i) (the “Initial Registrable Securities”) shall be limited to an amount of shares of Common Stock up to that number of shares as of the Filing Date equal to one share less than 30% of the number of shares of Common Stock held by non-affiliates of the Company as determined in accordance with General Instruction B.1 of Form S-3 (such number of shares, the “Public Float Shares”).

(ii) The Company shall file (each such date, a “Subsequent Filing Date”) with the Commission such additional Form S-1 registration statements (or such other form that it is eligible to use) (each a “Subsequent Registration Statement” and, together with the Initial Registration Statement, each a “Registration Statement”) as necessary, seriatim, until all of the Registrable Securities have been registered; provided, however, that (1) no Subsequent Registration Statement shall be required to be filed by the Company until the later of (x) six months after the effective date of the immediately preceding Registration Statement filed by the Company (the “Preceding Registration Statement”) or (y) sixty (60) days after notice from the Sellers under the Preceding Registration Statement that all of the shares registered in the Preceding Registration Statement have been sold by the Sellers; (2) the Company shall not be required to include in any Subsequent Registration Statement more than that number of shares of Common Stock as of such Subsequent Filing Date equal to one share less than 30% of the Public Float Shares; and (3) the Company’s obligations to file and have declared effective by the Commission any Subsequent Registration Statement shall terminate on the End Date. In filing any Subsequent Registration Statement, the Company shall otherwise comply with the procedural terms set forth in Section 11.1(i).

(iii) Except with the written consent of a Majority in Interest of the Sellers, no securities of the Company other than the Registrable Securities will be included in a Registration Statement. Notwithstanding anything in this Section 11.1 to the contrary, the Company can elect at its sole option to include such higher number of shares of Common Stock in a single Registration Statement if the Company reasonably determines such higher amount can be included without exceeding registration limitations imposed by the Commission pursuant to Rule 415 of the 1933 Act and to amend a Preceding Registration Statement to register additional Registrable Securities registered under such Registration Statement.

(iv) If the Company fails to file the Registration Statement by the Filing Date or fails to have the Registration Statement declared effective by the Effective Date (a “Non-Registration Event”) then, as the sole and exclusive remedy for such a breach, for each thirty (30) day period or part thereof that the Non-Registration Event remains in effect (each a “Non-Registration Event Period”), the Company shall issue to each Subscriber then holding a Warrant (an “Existing Warrant”), an additional warrant in substantially the same form, and on the same terms and conditions, as the Existing Warrant (including, without limitation, an exercise price of $0.21 per share and a three (3) year exercise period from the Closing Date (each an “Additional Warrant”) for that number of shares of Common Stock equal to eight and three-tenths percent (8.3%) of the number of Warrant Shares under such Subscriber’s Existing Warrant; provided, however, that the Company’s obligations to issue an Additional Warrant to a Subscriber pursuant to this Section 11.1(iv) shall be limited to issuing Additional Warrants with respect to no more than four (4) Non-Registration Event Periods. Notwithstanding the foregoing, a Non-Registration Event shall not be deemed to have occurred and the Company shall not be obligated to issue any Additional Warrants if (i) the delay in the effectiveness of the Registration Statement results from an extended review period by the Commission and the Company has promptly responded (in any event within twenty (20) days) to the Commission’s comments and is using its commercially reasonable efforts to have the Registration Statement declared effective, (ii) if the delay results from any Seller failing to respond to an information request from the Company relating to the Registration Statement or a response to the Commission, (iii) if any delay results from a change in the current applicable securities laws, or (iv) if any delay results from an exchange listing rule applicable to the Company at such time.

11.2. Registration Procedures. If and whenever the Company is required by the provisions of Section 11.1 to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

(a) use its best efforts to cause such registration statement to remain effective for the period provided in Section 11.2(b), promptly provide to the Sellers and Grushko & Mittman, P.C. (by email to Counslers@aol.com) on or before the second business day thereafter that the Company receives notice that (i) the Commission has no comments or no further comments on the registration statement, and (ii) the registration statement has been declared effective;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (each as defined below) for a period ending on the earlier of (i) the date on which each Seller could sell all Registrable Shares then held by such Seller in one transaction without restriction by the volume limitations of Rule 144 under the 1933 Act, (ii) when all Registrable Shares covered by the registration statement have been sold pursuant thereto or (iii) the three (3) year anniversary of the Closing Date;

(c) furnish to the Sellers, at the Company’s expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement or make them electronically available;

(d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of New York and such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed;

(f) notify the Sellers within twenty-four (24) hours of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Securities;

(g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Sellers during reasonable business hours, and any attorney, accountant or other agent retained by the Sellers, all publicly available, non-confidential financial and other records, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the Sellers, attorney, accountant or agent in connection with such registration statement at such requesting Seller’s expense; and

(h) provide to the Sellers copies of each draft Registration Statement and amendments thereto five (5) business days prior to the filing thereof with the Commission. Any Seller’s failure to comment on any registration statement or other document provided to a Subscriber or its counsel shall not be construed to constitute approval thereof nor the accuracy thereof.

11.3. Provision of Documents. In connection with each registration described in this Section 11, each Seller will promptly furnish to the Company in writing such information and representation letters with respect to itself, himself or herself and the proposed distribution by it, him or her, as the Company may reasonably request in order to assure compliance with federal and applicable state securities laws.

11.4. Expenses. All expenses incurred by the Company in complying with Section 11, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of the Company’s counsel and the Company’s independent public accountants, fees and expenses incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.” The Company will pay all Registration Expenses in connection with any registration statement described in Section 11. Selling Expenses and any fees and disbursement’s of the Sellers’ counsel in connection with each such registration statement shall be borne by the Sellers and may be apportioned among the Sellers in proportion to the number of shares included on behalf of each Seller relative to the aggregate number of shares included under such registration statement for all Sellers, or as Sellers may otherwise agree.

11.5. Indemnification and Contribution.

(a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless each Seller, each of the officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders of the Sellers, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls a Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which a Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 11.5(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon (i) an untrue statement or omission made in any preliminary prospectus if the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, and the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (ii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller in writing specifically for use in such registration statement or prospectus or any amendment or supplement thereof, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

(b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or omission made in any preliminary prospectus if the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, and the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (ii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller in writing specifically for use in such registration statement or prospectus, or any amendment or supplement thereof, or (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the liability of a Seller hereunder shall be limited to the proceeds actually received by such Seller from the sale of Registrable Securities pursuant to such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 11.5(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.5(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.5(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.5 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of a Seller or controlling person of such Seller in circumstances for which indemnification is not provided under this Section 11.5; then, and in each such case, the Company and the Sellers will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Sellers are responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Sellers will not be required to contribute any amount in excess of the public offering price of all such securities sold by the Sellers pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and provided, further, however, that the liability of the Seller hereunder shall be limited to the proceeds actually received by the Seller from the sale of Registrable Securities pursuant to such registration statement.

11.6. Delivery of Unlegended Shares.

(a) Within five (5) business days (such fifth business day being the “Unlegended Shares Delivery Date”) after the business day on which the Company has received all of the following: (i) a notice that Warrant Shares or Common Shares held by Subscriber have been sold pursuant to a registration statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied (in a form reasonably acceptable to the Company), (iii) the original share certificates representing such Common Shares or Warrant Shares that have been sold, (iv) complete delivery instructions, and (v) in the case of sales under Rule 144, customary representation letters of the Subscriber and, if required, Subscriber’s broker regarding compliance with the requirements of Rule 144 (each in forms reasonably acceptable to the Company), the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of the Common Shares or Warrant Shares without any legends including the legend set forth in Section 4(i) above (the “Unlegended Shares”); and (z) instruct its transfer agent to transmit the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Common Shares or Warrant Shares, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

(b) In lieu of delivering physical certificates representing the Unlegended Shares, upon request of Subscribers, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, if such transfer agent participates in such DWAC system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11.6 hereof later than the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, and as the sole and exclusive remedy for a breach of this Section 11.6, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Unlegended Shares Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

(d) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11.6 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.6, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company.

(e) In addition to any other rights available to a Subscriber, if the Unlegended Shares Delivery Date has occurred and such Subscriber has complied with all requirements under Section 11.6 and applicable laws, but the Company has failed to comply with its obligations under Section 11.6 and after the Unlegended Shares Delivery Date the Subscriber, or a broker on the Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Shares or Warrant Shares which the Subscriber was entitled to receive from the Company (a “Buy-In”), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate sale price of the Common Shares or Warrant Shares delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 10% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases the equivalent number of shares of Common Stock (having a total purchase price of $11,000) to cover a Buy-In with respect to Common Shares or Warrant Shares (sold by such Subscriber for $10,000) delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

11.7. In the event commencing six months after the Closing Date and ending thirty (30) months thereafter, the Subscriber is not permitted to resell any of the Common Shares or Warrant Shares without any “restricted securities” legend or if such sales are permitted but subject to volume limitations or further restrictions on resale as a result of the unavailability to Subscriber of Rule 144(b)(1)(i) under the 1933 Act or any successor rule other than as a result of such Subscriber’s status as an Affiliate or “control person” of the Company (a “144 Default”), resulting solely from a failure by the Company to file quarterly, annual or any other filings by the required filing dates, then the Company shall pay such Subscriber as liquidated damages and not as a penalty for each full thirty (30) day period an amount equal to 1% of the Purchase Price of the Common Shares or Warrant Shares, as applicable, subject to such 144 Default; provided, however, that no liquidated damages or other amounts shall be payable by the Company pursuant to this Section 11.7 if such 144 Default results from a change in current applicable securities laws or at any time that Subscriber may sell such Common Shares or Warrant Shares without volume or other restrictions pursuant to Rule 144 of the 1933 Act or pursuant to an effective registration statement.

12. Favored Nations Provision. Other than in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted registration rights, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans described on Schedule 5(d) as such plans are constituted on the Closing Date, and (iv) upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement on the terms in effect on the Closing Date which are described on Schedule 5(d), (collectively, any issuance under any of the foregoing (i) through (iv) an “Excepted Issuance”), if at any time until the three (3) year anniversary of the Closing Date, a Subscriber then holds any Common Shares or Warrant Shares, and the Company issues in an issuance that is not an Excepted Issuance (the “Lower Price Issuance”) any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share less than $0.14, then the Company shall issue to any such Subscribers such additional shares of Common Stock necessary so that the average purchase price of the total shares of Common Shares and Warrant Shares then held by each such Subscriber shall be equal to the Lower Price Issuance based on an original purchase price for the Common Shares and deemed original purchase price of the Warrant Shares of $0.14. Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.001 per share of Common Stock. The rights of Subscribers set forth in this Section 12 are in addition to any other rights the Subscribers have pursuant to any Transaction Document, and any other agreement referred to or entered into in connection herewith or to which Subscribers and Company are parties.

13. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: ChromaDex Corporation, 10005 Muirlands Boulevard, Suite G, Irvine, CA 92618, Attn: Chief Executive Officer, facsimile: (949) 419–0294, with a copy to: Haynes and Boone, LLP, 18100 Von Karman, Suite 750, Irvine, CA 92612, Attn: Bart Greenberg, Esq., facsimile No.: (949) 202-3137 and a further copy to: Manatt, Phelps & Phillips, LLP, 695 Town Center Drive, Fourteenth Floor, Costa Mesa, CA 92626, Attn: Matthew O’Loughlin, Esq., facsimile No.: (714) 371-2550, and (ii) if to the Subscribers, to: the addresses and fax numbers indicated on the signature pages hereto, with an additional copy by fax only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, facsimile: (212) 697-3575.

(b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. All exhibits and schedules attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers. The rights of the Subscribers in Sections 11.1(iv), 11.6(c), 11.6(e), 11.7 and 12 are personal to the Subscribers party to this Agreement and cannot be assigned without prior notice to and the written consent of the Company.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission.

(d) Law Governing this Agreement; Consent to Jurisdiction. This Agreement and the other Transaction Documents shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Agreement and the other Transaction Documents shall brought in the state courts or federal courts located in New York County, New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted in compliance with this Section 13(d) and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement agree, with respect to the Transaction Documents, to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(e) Specific Enforcement. The Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

(f) Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(g) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(h) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(i) Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to such laws, rules, regulations and forms. A successor rule to Rule 144(b)(1)(i) shall include any rule effective after the Closing Date that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

(j) Damages. In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Barry Honig

	By:	/s/
	Print Name: Barry Honig
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$199,999.94

Common Shares to be purchased:	1,428,571

Number of Warrant Shares to be represented by Warrant:	1,428,571

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: GRQ Consultants Inc Roth 401K FBO Renee Honig

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$162,499.96

Common Shares to be purchased:	1,160,714

Number of Warrant Shares to be represented by Warrant:	1,160,714

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Alan S. Honig C/F Harrison Honig UTMA/FL C/O Alan S. Honig

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$74,999.96

Common Shares to be purchased:	535,714

Number of Warrant Shares to be represented by Warrant:	535,714

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Alan S. Honig C/F Jacob Honig UTMA/FL C/O Alan S. Honig

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$37,499.98

Common Shares to be purchased:	267,857

Number of Warrant Shares to be represented by Warrant:	267,857

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Alan S. Honig C/F Cameron Honig UTMA/FL C/O Alan S. Honig

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$37,499.98

Common Shares to be purchased:	267,857

Number of Warrant Shares to be represented by Warrant:	267,857

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Alan S. Honig C/F Ryan Honig UTMA/FL C/O Alan S. Honig

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$49,999.88

Common Shares to be purchased:	357,142

Number of Warrant Shares to be represented by Warrant:	357,142

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Sandor Capital Master Fund, L.P.

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$74,999.96

Common Shares to be purchased:	535,714

Number of Warrant Shares to be represented by Warrant:	535,714

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: John S. Lemak

	By:	/s/
	Print Name: John S. Lemak
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$74,999.96

Common Shares to be purchased:	535,714

Number of Warrant Shares to be represented by Warrant:	535,714

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Scott Frohman

	By:	/s/
	Print Name: Scott Frohman
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$24,999.94

Common Shares to be purchased:	178,571

Number of Warrant Shares to be represented by Warrant:	178,571

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Robert B. Prag

	By:	/s/
	Print Name: Robert B. Prag
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$74,999.96

Common Shares to be purchased:	535,714

Number of Warrant Shares to be represented by Warrant:	535,714

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Chase Mortgage, Inc.

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$70,000

Common Shares to be purchased:	500,000

Number of Warrant Shares to be represented by Warrant:	500,000

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Robert Brauser

	By:	/s/
	Print Name: Robert Brauser
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$99,999.90

Common Shares to be purchased:	714,285

Number of Warrant Shares to be represented by Warrant:	714,285

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Leon Brauser

	By:	/s/
	Print Name: Leon Brauser
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$24,999.94

Common Shares to be purchased:	178,571

Number of Warrant Shares to be represented by Warrant:	178,571

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Peter Benz

	By:	/s/
	Print Name: Peter Benz
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$79,999.92

Common Shares to be purchased:	571,428

Number of Warrant Shares to be represented by Warrant:	571,428

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Clifford J. Weinstein

	By:	/s/
	Print Name: Clifford J. Weinstein
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$49,999.88

Common Shares to be purchased:	357,142

Number of Warrant Shares to be represented by Warrant:	357,142

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: John Liviakis

	By:	/s/
	Print Name: John Liviakis
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$299,999.98

Common Shares to be purchased:	2,142,857

Number of Warrant Shares to be represented by Warrant:	2,142,857

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Feinberg Family Trust

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$74,999.96

Common Shares to be purchased:	535,714

Number of Warrant Shares to be represented by Warrant:	535,714

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Michael and Betsy Brauser TBE

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	By:
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$249,999.96

Common Shares to be purchased:	1,785,714

Number of Warrant Shares to be represented by Warrant:	1,785,714

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Daniel Brauser

	By:	/s/
	Print Name: Daniel Brauser
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$7,000.00

Common Shares to be purchased:	50,000

Number of Warrant Shares to be represented by Warrant:	50,000

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Benjamin Brauser

	By:	/s/
	Print Name: Benjamin Brauser
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$7,000.00

Common Shares to be purchased:	50,000

Number of Warrant Shares to be represented by Warrant:	50,000

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Gregory Brauser

	By:	/s/
	Print Name: Gregory Brauser
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$7,000.00

Common Shares to be purchased:	50,000

Number of Warrant Shares to be represented by Warrant:	50,000

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Joshua Brauser

	By:	/s/
	Print Name: Joshua Brauser
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$7,000.00

Common Shares to be purchased:	50,000

Number of Warrant Shares to be represented by Warrant:	50,000

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Brauser Family Trust 2008

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$23,999.92

Common Shares to be purchased:	171,428

Number of Warrant Shares to be represented by Warrant:	171,428

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Grander Holdings, Inc. 401K Profit Sharing Plan

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$43,999.90

Common Shares to be purchased:	314,285

Number of Warrant Shares to be represented by Warrant:	314,285

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Betsy Brauser Third Amended Trust Agreement

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$49,999.88

Common Shares to be purchased:	357,142

Number of Warrant Shares to be represented by Warrant:	357,142

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Brauser 2010 GRAT

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$47,999.98

Common Shares to be purchased:	342,857

Number of Warrant Shares to be represented by Warrant:	342,857

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: BMB Holdings LLLP

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$118,499.92

Common Shares to be purchased:	846,428

Number of Warrant Shares to be represented by Warrant:	846,428

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Lorber Alpha II LP

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$49,999.88

Common Shares to be purchased:	357,142

Number of Warrant Shares to be represented by Warrant:	357,142

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Richard J. Lampen

	By:	/s/
	Print Name: Richard J. Lampen
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$24,999.94

Common Shares to be purchased:	178,571

Number of Warrant Shares to be represented by Warrant:	178,571

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: MZ Trading LLC

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$24,999.94

Common Shares to be purchased:	178,571

Number of Warrant Shares to be represented by Warrant:	178,571

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Olyrca Limited Partnership

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$9,999.92

Common Shares to be purchased:	71,428

Number of Warrant Shares to be represented by Warrant:	71,428

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Frost Gamma Investments Trust

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$955,000.20

Common Shares to be purchased:	6,821,430

Number of Warrant Shares to be represented by Warrant:	6,821,430

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Richard M. Krasno Living Trust

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$14,999.88

Common Shares to be purchased:	107,142

Number of Warrant Shares to be represented by Warrant:	107,142

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Hsu Gamma Investment, L.P.

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$99,999.90

Common Shares to be purchased:	714,285

Number of Warrant Shares to be represented by Warrant:	714,285

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Steven D. Rubin

	By:	/s/
	Print Name: Steven D. Rubin
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$24,999.94

Common Shares to be purchased:	178,571

Number of Warrant Shares to be represented by Warrant:	178,571

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Subbarao Uppaluri

	By:	/s/
	Print Name: Subbarao Uppaluri
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$24,999.94

Common Shares to be purchased:	178,571

Number of Warrant Shares to be represented by Warrant:	178,571

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Jacqueline Simkin Revocable Trust As Amended and Restated 12/16/2003

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$49,999.88

Common Shares to be purchased:	357,142

Number of Warrant Shares to be represented by Warrant:	357,142

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: IVC Investors, LLLP

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$74,999.96

Common Shares to be purchased:	535,714

Number of Warrant Shares to be represented by Warrant:	535,714

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Jerry Jacobs

	By:	/s/
	Print Name: Jerry Jacobs
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$9,999.92

Common Shares to be purchased:	71,428

Number of Warrant Shares to be represented by Warrant:	71,428

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Richard Lerner

	By:	/s/
	Print Name: Richard Lerner
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$74,999.96

Common Shares to be purchased:	535,714

Number of Warrant Shares to be represented by Warrant:	535,714

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Horberg Enterprises Limited Partnership

	By:	/s/
	Print Name:
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$74,999.96

Common Shares to be purchased:	535,714

Number of Warrant Shares to be represented by Warrant:	535,714

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Richard C. Pfenniger, Jr.

	By:	/s/
	Print Name: Richard C. Pfenniger, Jr.
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$24,999.94

Common Shares to be purchased:	178,571

Number of Warrant Shares to be represented by Warrant:	178,571

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Marie Wolfe

	By:	/s/
	Print Name: Marie Wolfe
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$49,999.88

Common Shares to be purchased:	357,142

Number of Warrant Shares to be represented by Warrant:	357,142

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned together with the completed Investor Questionnaire, whereupon this Agreement shall become a binding agreement between us. Your signature below also constitutes your signature to the Investor Questionnaire you have delivered to the Company as of the date indicated below.

	COMPANY:

	CHROMADEX CORPORATION
	a Delaware corporation

	By:	/s/ Frank L. Jaksch
	Name:	Frank L. Jaksch, Jr.
	Title:	President and Chief Executive Officer

	Dated: April 22, 2010

	SUBSCRIBER:

	Name: Richard J. Rosenstock

	By:	/s/
	Print Name: Richard J. Rosenstock
	Title: (if Applicable)
	[Authorized Person]

	Dated (including date of Investor Questionnaire):
	April 22, 2010

Subscriber Address for Notices:

	Facsimile:

Subscriber’s Social Security Number or Tax Identification Number (as applicable):
Purchase Price:	$9,999.92

Common Shares to be purchased:	71,428

Number of Warrant Shares to be represented by Warrant:	71,428

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

Schedule 5(d)	Capitalization

Schedule 5(v)	Transfer Agent

Schedule 9(b)	Option Grants

Schedule 9(g)	Use of Proceeds

Schedule 9(k)	Form of Press Release

EXHIBITS

Exhibit A	Form of Warrant

Exhibits B-1 and B-2	Forms of Employment Agreements

Exhibit C	Form of Investor Questionnaire

Exhibit D	Form of Legal Opinions

SCHEDULE 5(d)

CAPITALIZATION

Common Stock (Authorized) 50,000,000 (150,000,000 after giving effect to the filing of the amendment to the Company’s Restated Certificate of Incorporation as contemplated by Section 2(a) of this Agreement)

Common Stock Outstanding	28,838,216
Warrants and Options Outstanding[1]	6,195,185
Total fully diluted basis[1]	35,033,401

Amounts above are as of the last trading day prior to the date of this Agreement

[1]

As further outlined in the Reports, on November 29, 2009, the Company entered into a subscription agreement with Jinke Group (Hong Kong) Ltd (the “Investor”) to purchase an aggregate of 1,916,811 shares of the Company’s common stock at a purchase price of $0.5217 per share. In connection with the execution of the subscription agreement, the Investor agreed to wire $500,000 to the Company as consideration for receiving 958,406 shares of the Company’s common stock (the “First Sale”) and then wire an additional $500,000 to the Company on or before December 20, 2009 as consideration for receiving an additional 958,405 shares of the Company’s common stock (the “Second Sale”). In addition, as part of this transaction, the Investor was to receive a warrant to purchase 1,333,334 shares of the Company’s common stock at an exercise price of $.80 per share, provided, however, if the Investor did not tender consideration for the Second Sale on or before December 20, 2009, the shares of common stock subject to the warrant were to be reduced in half.

As of the date of the Agreement, the Company has not received payment with respect to either the First Sale or the Second Sale. Although the Company has been informed by the Investor that the terms of the subscription agreement will be honored in full as quickly as possible and has been working with the Investor to ensure compliance with the subscription agreement, the Company cannot provide any assurance that it will receive payment for either the First Sale or the Second Sale.

[2]

Represents the total number of warrants and options outstanding as of the last trading day prior to the date of this Agreement, of which no shares of Common Stock under warrants and 888,692 shares of Common Stock under options are in-the-money. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company are the Company’s 2000 Non-Qualified Incentive Stock Option Plan and the Second Amended and Restated 2007 Equity Incentive Plan.

SCHEDULE 5(v)

TRANSFER AGENT

SCHEDULE 9(b)

OPTION GRANTS

Option grants will be made to all active employees and directors on the following basis:

1.	Grant 1 will be granted at fair market value (“FMV”) as of the grant date with 25% vesting after 12 months and 1/48th vesting each month for the following 36 months.

2.

Grant 2 will be granted at FMV as of the grant date with 25% vesting after 12 months and 1/48th vesting each month for the following 36 months; provided, however, that the exercisability of these grants will be contingent, at the respective time of intended exercise, on the prior exercise of the Warrants granted under this agreement upon the following basis:

% Warrants then exercised	% Grant 2 options then exercisable
25%-49.9%	25%
50%-74.9%	50%
75%+	100%

An indicative list of such grants is attached to this Schedule 9(b). The Company may amend such list to reflect employee hiring and/or turnover between the date hereof and the grant date, provided that any additional grants shall be commensurate to the position concerned and the grants reflected on the attached list for a similar position.

These option grants are in addition to the option grants provided for in the Amended and Restated Employment Agreement, dated as of April 19, 2010, between the Company and Frank Jaksch, and the Amended and Restated Employment Agreement, dated as of April 19, 2010, between the Company and Tom Varvaro.

Participant	# Granted	Share Grant	Warrant Grant	Total
Abril, Patricia	4,247	3865	3865	11,977
Abril, Patricia	5,000	4550	4550	14,100
Barnes, Hamlin	1,178	1,072	1,072	3,322
Barnes, Hamlin	5,000	4,550	4,550	14,100
Bartos, Jeremy	7,726	7,031	7,031	21,788
Bartos, Jeremy	5,000	4,550	4,550	14,100
Baugh, Steven	10,000	9,100	9,100	28,200
Baugh, Steven	10,000	9,100	9,100	28,200
Baugh, Steven	10,000	9,100	9,100	28,200
Block, Stephen	30,000	27,300	27,300	84,600
Block, Stephen	65,000	59,150	59,150	183,300
Block, Stephen	30,000	27,300	27,300	84,600
Brown, Andrea	2,500	2,275	2,275	7,050
Brown, Andrea	2,500	2,275	2,275	7,050
Brown, Andrea	2,500	2,275	2,275	7,050
Carlson, Graham	5,000	4,550	4,550	14,100
Chamberlain, Keith	3,959	3,603	3,603	11,165
Chamberlain, Keith	5,000	4,550	4,550	14,100
Chrisafis, Nicole	4,342	3,951	3,951	12,244
Chrisafis, Nicole	5,000	4,550	4,550	14,100
Dabney, Reid	30,000	27,300	27,300	84,600
Dabney, Reid	50,000	45,500	45,500	141,000
Dabney, Reid	30,000	27,300	27,300	84,600
Dahlquist, Raf	5,000	4,550	4,550	14,100
Dahlquist, Raf	5,000	4,550	4,550	14,100
Dahlquist, Raf	25,000	22,750	22,750	70,500
Dahlquist, Raf	5,000	4,550	4,550	14,100
Doan, An	5,000	4,550	4,550	14,100

Participant	# Granted	Share Grant	Warrant Grant	Total
Doan, An	50,000	45,500	45,500	141,000
Doan, An	10,000	9,100	9,100	28,200
Doan, An	20,000	18,200	18,200	56,400
Dunkerley, Hugh (BOD)	30,000	27,300	27,300	84,600
Dunkerley, Hugh (BOD)	80,000	72,800	72,800	225,600
Dunkerley, Hugh (BOD)	30,000	27,300	27,300	84,600
Durako, Maris	10,000	9,100	9,100	28,200
Durako, Maris	6,740	6,133	6,133	19,006
Dziurgot, Kristy	2,500	2,275	2,275	7,050
Dziurgot, Kristy	1,699	1,546	1,546	4,791
Dziurgot, Kristy	5,000	4,550	4,550	14,100
Eastman, Kimberly	10,000	9,100	9,100	28,200
Eastman, Kimberly	5,000	4,550	4,550	14,100
Eastman, Kimberly	5,000	4,550	4,550	14,100
Erlandson, Petra	5,000	4,550	4,550	14,100
Erlandson, Petra	5,000	4,550	4,550	14,100
Erlandson, Petra	5,000	4,550	4,550	14,100
Farrow, Tom	5,000	4,550	4,550	14,100
Farrow, Tom	5,000	4,550	4,550	14,100
Farrow, Tom	5,000	4,550	4,550	14,100
Gennetta, Collene	2,041	1,857	1,857	5,755
Gennetta, Collene	5,000	4,550	4,550	14,100
Germain, Mark	30,000	27,300	27,300	84,600
Germain, Mark	250,000	227,500	227,500	705,000
Germain, Mark	30,000	27,300	27,300	84,600
Haley, Karen	2,500	2,275	2,275	7,050
Haley, Karen	2,500	2,275	2,275	7,050
Haley, Karen	4,000	3,640	3,640	11,280
Harrington, Dennis	5,000	4,550	4,550	14,100
Harrington, Dennis	10,000	9,100	9,100	28,200

Participant	# Granted	Share Grant	Warrant Grant	Total
Harrington, Dennis	5,000	4,550	4,550	14,100
Hickey, Sarah	5,000	4,550	4,550	14,100
Hickey, Sarah	4,932	4,488	4,488	13,908
Hickey, Sarah	5,000	4,550	4,550	14,100
Hoekstra, Brant	10,000	9,100	9,100	28,200
Hoekstra, Brant	5,000	4,550	4,550	14,100
Hoekstra, Brant	5,000	4,550	4,550	14,100
Jaksch, Frank	100,000	91,000	91,000	282,000
Jaksch, Frank	150,000	136,500	136,500	423,000
Jaksch, Frank	700,000	637,000	637,000	1,974,000
Jaksch, Frank	300,000	273,000	273,000	846,000
Jaksch, Kevin	30,000	27,300	27,300	84,600
Jaksch, Kevin	205,000	186,550	186,550	578,100
Jaksch, Kevin	30,000	27,300	27,300	84,600
Jost, Mark	25,000	22,750	22,750	70,500
Jost, Mark	300,000	273,000	273,000	846,000
Kleiner, Eric	5,000	4,550	4,550	14,100
Kleiner, Eric	5,000	4,550	4,550	14,100
Lee, Jeong James	3,260	2,967	2,967	9,194
Lee, Jeong James	10,000	9,100	9,100	28,200
Mckenna, Sarah	5,000	4,550	4,550	14,100
Mughrabi, Suhad	10,000	9,100	9,100	28,200
Mughrabi, Suhad	10,000	9,100	9,100	28,200
Mughrabi, Suhad	5,000	4,550	4,550	14,100
Nguyen, Trisa	5,000	4,550	4,550	14,100
Nguyen, Trisa	4,808	4,375	4,375	13,558
Nguyen, Trisa	5,000	4,550	4,550	14,100
Nguyen, Vivian	4,151	3,777	3,777	11,705
Nguyen, Vivian	5,000	4,550	4,550	14,100
Rillorta, Alan	5,000	4,550	4,550	14,100

Participant	# Granted	Share Grant	Warrant Grant	Total
Rillorta, Alan	5,000	4,550	4,550	14,100
Varvaro, Tom	75,000	68,250	68,250	211,500
Varvaro, Tom	100,000	91,000	91,000	282,000
Varvaro, Tom	250,000	227,500	227,500	705,000
Varvaro, Tom	240,000	218,400	218,400	676,800
Varvaro, Tom	10,000	9,100	9,100	28,200
Venkataraman, Sylesh	8,438	7,679	7,679	23,796
Venkataraman, Sylesh	10,000	9,100	9,100	28,200
Watson, Holly	5,000	4,550	4,550	14,100
Watson, Holly	7,055	6,420	6,420	19,895
Wu, Chongming	10,000	9,100	9,100	28,200
Wu, Chongming	10,000	9,100	9,100	28,200
Wu, Chongming	10,000	9,100	9,100	28,200
Wu, Chongming	8,850	8,054	8,054	24,958
Cassier	5,000	4,550	4,550	14,100
Chinavanichkit	5,000	4,550	4,550	14,100
Thoemke	5,000	4,550	4,550	14,100
Ye	5,000	4,550	4,550	14,100
Yang, Mimie	10,000	9,100	9,100	28,200
Yang, Mimie	5,000	4,550	4,550	14,100
Yang, Mimie	5,000	4,550	4,550	14,100

Grand Total	3,757,426	3,419,258	3,419,258	10,595,942

SCHEDULE 9(g)

USE OF PROCEEDS

The Company will use the proceeds from the purchase and sale of the Common Shares and the Warrants for the following purposes: (a) payment by the Company of the approximately $1.2 million “Due to officers” as set forth in the Company’s most recent balance sheet, (b) payment of up to $500,000 for a 12-month investor relations program, and (c) working capital and general corporate purposes.

SCHEDULE 9(k)

FORM OF PRESS RELEASE

EXHIBIT A

FORM OF WARRANT

EXHIBITS B-1 AND B-2

FORMS OF EMPLOYMENT AGREEMENTS

EXHIBIT B-1

AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

This AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of this 19th day of April 2010, by and between CHROMADEX, INC., a California corporation (“Employer”), and FRANK L JAKSCH, JR. (“Employee”).

R E C I T A L S

A. Employer and Employee are parties to that certain Employment Agreement dated April 14, 2008, as amended by a First Amendment to Employment Agreement dated August 21, 2008 (as amended, the “Prior Employment Agreement”).

B. Employer and Employee desire to amend and restate the Prior Employment Agreement, effective as of April 19th, 2010 (the “Effective Date”), as set forth in this Agreement.

A G R E E M E N T

In consideration of the foregoing recitals and of the mutual covenants and conditions contained herein, the parties, intending to be legally bound, agree as follows:

1. Term. Employer agrees to continue to employ Employee, and Employee agrees to continue to serve Employer, in accordance with the terms of this Agreement, for a term (the “Initial Term”) beginning on the Effective Date and continuing for a period of three years thereafter unless earlier terminated in accordance with the provisions hereof. Unless previously terminated pursuant to Section 7, below, this Agreement shall automatically be renewed on the third anniversary of the Effective Date and each one-year anniversary thereafter (each, a “Renewal Date”) for an additional term of one year (each, a “Renewal Term”), with each Renewal Term being subject to the termination provisions hereof.

2. Employment of Employee.

(a) Specific Positions. Employer and Employee hereby agree that, subject to the provisions of this Agreement, Employer will continue to employ Employee and Employee will continue to serve Employer as the Chief Executive Officer of Employer. Employee shall report to, and perform such usual and customary duties of such office and as may be delegated to Employee from time to time by, the Board of Directors of Employer (the “Board”), including, without limitation, those specific duties set forth on Exhibit A attached hereto, subject always to the policies as determined from time to time by Employer. The Board may and reserves the right to change Employee’s position and reporting relationship subject to the needs of its business.

(b) Promotion of Employer’s Business. During the term of this Agreement, Employee shall not engage in any business competitive with Employer. Employee agrees to devote his full business time, attention, knowledge, skill and energy to the business, affairs and interests of Employer and matters related thereto, and shall use his best efforts and abilities to promote Employer’s interests; provided, however, that Employee is not precluded from devoting reasonable periods of time required: (i) for serving as a director or committee member of any organization that does not compete with Employer or that does not involve a conflict of interest with Employer; or (ii) for managing his personal investments; so long as in either case, such activities do not materially interfere with the regular performance of his duties under this Agreement.

(c) Principal Office. Employee’s principal office and normal place of work shall be at Employer’s executive offices in Southern California or as otherwise assigned by Employer consistent with the needs of its business. Employee’s normal place of work shall be defined as any office where Employee is consistently requested by Employer to commute to more than one day per week.

3. Salary. Employer shall pay to Employee during the term of this Agreement a base salary (“Base Salary”) of $225,000 per year payable in accordance with Employer’s normal payroll. In addition, the then applicable Base Salary shall be increased by $50,000 upon such time that Employer shall have publicly traded shares on either the Nasdaq Stock Market, the American Stock Exchange or the New York Stock Exchange. The Base Salary may be reviewed annually thereafter and may be increased (but not decreased) at Employer’s sole discretion in accordance with Employer’s normal review process.

4. Bonus. In addition to the Base Salary set forth in Section 3, above, Employer shall pay to Employee an annual cash bonus (each, an “Annual Bonus”) in an amount equal to up to 40% of the Base Salary in effect as of the last day of the immediately preceding fiscal year based upon the achievement of performance targets with respect to Employer’s business to be mutually agreed upon by Employee and the Board (the “Bonus Target”); provided, however, that in the event that Employer’s business performance for any fiscal year is greater than 75%, but less than 100% of the applicable Bonus Target, Employee shall be paid the percentage of the maximum Annual Bonus determined by linear interpolation (i.e., 87.5% of the applicable Bonus Target would result in an Annual Bonus under this Section 4 of 20% of such Base Salary); provided further, however, that in the event the parties are unable to agree to a mutually acceptable Bonus Target at any time during the term of this Agreement, Employee shall be paid an Annual Bonus for any such fiscal year of not less than 15% of such Base Salary. Each Annual Bonus payment shall be paid on or before March 15 of the fiscal year following the fiscal year for which the Annual Bonus is payable.

5. Option Grant. At the next meeting of Employer’s Compensation Committee after the Effective Date, Employer shall grant to Employee, (a) an option to purchase 400,000 shares of Employer’s common stock (the “First Option”), and (b) an additional option to purchase up to 400,000 additional shares of Employer’s common stock (the “Second Option”). The First Option and the Second Option are hereinafter collectively referred to as the “Options.” To the maximum extent possible, the Options shall be “incentive stock options” as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Options will be governed by a separate Stock Option Agreement and Employer’s Second Amended and Restated 2007 Equity Incentive Plan, as it may be amended through the date of grant (as amended, the “Plan”). The exercise price of the Options will be equal to the fair market value of the common stock of Employer on the date of the grant, as determined by Employer’s Compensation Committee in a manner consistent with Sections 409A and 422 of the Code. Each of the Options will vest as determined by Employer’s Compensation Committee.

6. Benefits.

(a) Welfare and Retirement Benefits. During Employee’s employment by Employer under this Agreement, Employee shall be eligible for participation in and shall be covered by any and all such medical, dental, life and other voluntary insurance plans, retirement and profit sharing plans, and such other similar benefits generally available to other employees of Employer in similar employment positions, on the same terms as such employees, subject to meeting applicable eligibility requirements. Employee shall also be covered by long-term disability insurance, to the extent that such insurance is available to Employer on commercially reasonable terms and conditions, such that, upon a termination of Employee by Employer under Section 7(c) as a result of a disability, Employee shall be entitled to receive disability insurance coverage in an amount and for a duration at least equal to that made generally available to officers of Employer under Employer’s long-term disability insurance in effect as of the date of this Agreement.

(b) Reimbursements. During Employee’s employment with Employer under this Agreement, Employee shall be entitled to receive prompt reimbursement of all reasonable expenses incurred by Employee in performing services hereunder, including all expenses of travel at the request of, or in the service of, Employer provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by Employer.

(c) Automobile. Subject to the approval of the Board, Employer may elect to reimburse Employee for certain costs incurred by Employee in leasing, maintaining, operating and insuring an automobile for use by Employee in the performance of Employee’s duties hereunder. The extent by which such costs are reimbursed by Employer to Employee shall be determined in accordance with Employer’s automobile reimbursement policy then in effect, which policy shall have been approved by the Board.

(d) Indemnification. Employee and Employer are concurrently entering into Employer’s standard form of Indemnification Agreement, providing indemnification to Employee to the maximum extent permitted by law, and in accordance therewith, Employer will agree to advance any expenses for which indemnification is available to the extent allowed by applicable law. Employer shall procure directors and officers insurance with coverage of not less than $5 million, and shall maintain such insurance in full force and effect during the term of this Agreement and for a period of seven years thereafter.

7. Termination.

(a) Termination for Cause. Employer shall have the right, exercisable immediately upon written notice, to terminate Employee’s employment for “Cause.”

(i) Definition of Cause. As used herein, “Cause” means any of the following: (A) Employee is convicted by a court of competent jurisdiction, pleads “no contest” to a felony or any other conduct of a criminal nature involving moral turpitude (other than minor traffic violations); (B) Employee intentionally engages in fraud, embezzlement or any other illegal conduct substantially detrimental to the business or reputation of Employer, regardless of whether such conduct is designed to defraud Employer or others; or (C) Employee refuses to perform his duties hereunder or otherwise breaches any material covenant, warranty or representation of this Agreement, or Employee’s Non-Disclosure and Confidentiality Agreement with Employer, and fails to cure such breach (if such breach is then capable of being cured) within 10 business days following written notice thereof specifying in reasonable detail the nature of such breach, or if such breach is not capable of being cured in such time, a cure shall not have been diligently initiated within such 10 business day period; provided, however, that the termination shall not be effective if (1) such termination is as a result of clause (C) of this subparagraph (i), (2) such notice is the first such notice of termination delivered by Employer to Employee with respect to the particular terms or provisions that Employee is alleged to have failed to observe or perform hereunder, (3) within 30 days following the date of such notice Employee shall use his best efforts to perform such duties and responsibilities, and (4) Employee is given reasonable notice of the board meeting at which the determination of “Cause” is to be taken and has had an opportunity to appear before the Board, together with Employee’s counsel, and be heard.

(ii) Effect of Termination. Upon termination in accordance with this Section 7(a), Employee shall be entitled to no further payments from Employer under this Agreement, except for the payments, of cash and in-kind, provided for under Sections 3 and 6 of this Agreement accrued hereunder through, but not including, the effective date of such termination. Employer’s exercise of its right to terminate for Cause shall be without prejudice to any other remedy to which it may be entitled at law, in equity or under this Agreement.

(b) Voluntary Termination. Employee may terminate his employment at any time by giving no less than 30 days’ written notice to Employer. Employer reserves the right to accept Employee’s voluntary termination immediately, without notice and without any further payment obligation except as described below.

(i) No Reason. Upon termination in accordance with this Section 7(b), except as otherwise provided in Section 7(b)(ii), below, Employee shall be entitled to no further payments from Employer under this Agreement, except for (A) the payments, of cash and in-kind, provided for under Sections 3 and 6 of this Agreement accrued hereunder through, but not including, the effective date of such termination, and (B) a pro rated portion of the maximum Annual Bonus payable to Employee for the year of termination (the “Pro Rated Annual Bonus”) which shall be deemed to be an amount equal to 40% of the Base Salary then in effect multiplied by a fraction, the numerator of which is the number of full calendar days between the first day of the calendar year in which such termination occurs and the date of such termination and the denominator of which is 365.

(ii) Good Reason. Notwithstanding anything to the contrary in Section 7(b)(i), above, if Employee terminates his employment under this Section 7(b) for Good Reason (as defined below), Employee shall be entitled to receive from Employer all of the compensation and benefits provided for in Section 7(e), below plus the maximum Annual Bonus Employee would have been otherwise entitled to for the year in which such termination occurs, and, for purposes thereof, Employee shall be deemed to have been employed for the entirety of such year (the “Maximum Annual

Bonus”). As used herein, “Good Reason” means any of the following: (A) the assignment to Employee of duties materially inconsistent with those of other employees of Employer in similar employment positions, and Employee provides written notice to Employer within 60 days of such assignment that such duties are materially inconsistent with those duties of such similarly-situated employees, and Employer fails to release Employee from his obligation to perform such inconsistent duties and to re-assign Employee to his customary duties within 30 days after Employer’s receipt of such notice; or (B) if, without the consent of Employee, Employee’s normal place of work is or becomes situated more than 50 linear miles from Employee’s personal residence as of the Effective Date (which distance on the Effective Date is 10 linear miles), or (C) a failure by Employer to comply with any other material provision of this Agreement which has not been cured within 60 days after notice of such noncompliance has been given by Employee to Employer, or if such failure is not capable of being cured in such time, a cure shall not have been diligently initiated by Employer within such 60 day period.

(c) Termination Due to Death or Disability. This Agreement shall automatically terminate upon the death of Employee. In addition, if any disability or incapacity of Employee to perform his duties as the result of any injury, sickness or physical, mental or emotional condition continues for a period of 70 consecutive days or a total of 70 days in any 90-day period, Employer may terminate Employee’s employment upon written notice to Employee. Upon termination in accordance with this Section 7(c), Employee (or Employee’s estate, as the case may be) shall be entitled to those payments, of cash and in-kind, provided for under Sections 3 through 6, inclusive, of this Agreement accrued hereunder through, but not including, the date of death or, in the case of disability, the date of termination. Notwithstanding any policy of Employer to the contrary, any Annual Bonus that would be due to Employee for the fiscal year in which termination pursuant to this Section 7(c) occurs will, at the option of the Board, be paid to Employee (or Employee’s estate, as the case may be) in an amount no less than the Pro Rated Annual Bonus, not to exceed the Maximum Annual Bonus. During such time that Employee is unable to perform his duties as a result of any injury, sickness or physical, mental or emotional condition, Employer, at its option, may reduce the Base Salary by the amount, if any, of the disability insurance or similar benefits for which Employee receives as a result of such injury, sickness or physical, mental or emotional condition. Such reductions to the Base Salary, if any, shall be limited to benefits actually received by Employee (including any withholding taxes paid on Employee’s behalf) from disability insurance plans paid for by Employer or from state or federal government mandated disability plans. The Base Salary shall not be reduced by any disability insurance benefits received by Employee, if any, from plans purchased by Employee.

(d) Termination Upon Cessation of Business. Employer shall have the right to immediately terminate Employee’s employment under this Agreement upon a “Cessation of Business.” For purposes of this Agreement, a “Cessation of Business” shall mean Employer’s ceasing to operate in the ordinary course of business, whether by dissolution, liquidation, sale of assets, consolidation, merger or otherwise, in connection with, pursuant to or arising out of a good faith determination by Employer that the continuing operation of the business in its ordinary course is reasonably likely to render Employer unable to meet its liabilities as they mature. If Employee is so terminated by Employer pursuant to this Section 7(d) during the Term, Employer shall pay to Employee (i) the Base Salary until the last to occur of (A) the expiration of the remaining portion of the Initial Term or the then applicable Renewal Term, as the case may be, or (B) the expiration of the 12-month period commencing on the date Employee is terminated, and (ii) the Maximum Annual Bonus. Employer shall make payment of such Base Salary and the Maximum Annual Bonus in a single lump sum payment at termination.

(e) Termination Without Cause. Employer shall have the right, exercisable upon written notice, to terminate Employee’s employment under this Agreement for any reason other than set forth in Sections 7(a), (c) and (d), above, at any time during the term of this Agreement. If Employee is so terminated by Employer pursuant to this Section 7(e) during the Term, Employer shall pay Employee two weeks of Base Salary for each full year of service to a maximum of eight (8) weeks of the Base Salary. Should Employee, at Employee’s sole and exclusive option, provide Employer with Employer’s then standard form of separation, waiver and release agreement of all claims against Employer, then (i) Employer agrees to (A) pay to Employee the Base Salary, and (B) provide or reimburse Employee for the same medical, dental, long-term disability and life insurance pursuant to Section 6(a) to which Employee was entitled hereunder as of the date of termination provided, however, that in the case of such medical and dental insurance, that Employee makes a timely election for continuation coverage under COBRA, in each case (i.e., the Base Salary and insurance), until the last to occur (the “Severance Period”) of (1) the expiration of the remaining portion of the Initial Term or the then applicable Renewal Term, as the case may be, or (2) the 24-month period commencing on the date Employee is terminated, (ii) pay Employee an amount equal to the product obtained by multiplying (A) the Maximum Annual Bonus for which Employee would have been otherwise entitled to receive by (B) the fraction in which the numerator is the number of calendar months in the Severance Period and the denominator of which is 24, and (iii) the vesting of all outstanding stock awards in favor of Employee shall immediately vest in full. Employer shall make such payments in accordance with its regular payroll schedule. If any such payments are due Employee upon a Cessation of Business, all remaining payments shall become immediately due and payable upon the occurrence of such Cessation of Business.

(f) Exclusive Remedy. The payments contemplated by this Agreement shall constitute Employee’s exclusive and sole remedy for any claim that Employee might otherwise have against Employer under this Agreement which, but for Employee’s termination of employment hereunder, might otherwise be due and payable by Employer to Employee. Employee covenants not to assert or pursue any such remedies, other than an action to enforce the payments due to Employee under this Agreement. Nothing in this Section 7(f), however, shall be construed to bar, preclude or otherwise limit Employee’s right to bring an action against Employer if Employee’s termination of employment with Employer was otherwise unlawful or in violation of public policy.

8. Prior Employment Agreement. Employee hereby agrees to the termination, effective as of the Effective Date, of the Prior Employment Agreement. In consideration of his employment by Employer hereunder, except for accrued but unpaid salary and bonus and any previously granted stock options, Employee hereby waives all rights, benefits and privileges under the Prior Employment Agreement, including, without limitation, any right to severance or similar payments.

9. Miscellaneous.

(a) Withholdings. All payments to Employee hereunder shall be made after reduction for all federal, state and local withholding and payroll taxes, all as determined under applicable law and regulations, and Employer shall make all reports and similar filings required by such law and regulations with respect to such payments, withholdings and taxes.

(b) Succession. This Agreement shall inure to the benefit of and shall be binding upon Employer, its successors and assigns. The obligations and duties of Employee hereunder shall be personal and not assignable.

(c) Notices. Any and all notices, demands, requests or other communications hereunder shall be in writing and shall be deemed duly given when personally delivered to or transmitted by overnight express delivery or by facsimile to and received by the party to whom such notice is intended (provided the original thereof is sent by mail, in the manner set forth below, on the next business day after the facsimile transmission is sent), or in lieu of such personal delivery or overnight express delivery or facsimile transmission, on receipt when deposited in the United States mail, first-class, certified or registered, postage prepaid, return receipt requested, addressed to the applicable party at the address set forth below such party’s signature to this Agreement. The parties may change their respective addresses for the purpose of this Section 9(c) by giving notice of such change to the other parties in the manner which is provided in this Section 9(c).

(d) Entire Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof, and it replaces and supersedes any prior agreements, whether oral or written, between the parties relating to said subject matter, including, without limitation, the Prior Employment Agreement.

(e) Headings. The headings of Sections herein are used for convenience only and shall not affect the meaning or contents hereof.

(f) Waiver; Amendment. No provision hereof may be waived except by a written agreement signed by the waiving party. The waiver of any term or of any condition of this Agreement shall not be deemed to constitute the waiver of any other term or condition. This Agreement may be amended only by a written agreement signed by the parties hereto.

(g) Severability. If any of the provisions of this Agreement shall be held unenforceable by the final determination of a court of competent jurisdiction and all appeals therefrom shall have failed or the time for such appeals shall have expired, such provision or provisions shall be deemed eliminated from this Agreement but the remaining provisions shall nevertheless be given full effect. In the event this Agreement or any portion hereof is more restrictive than permitted by the law of the jurisdiction in which enforcement is sought, this Agreement or such portion shall be limited in that jurisdiction only to the extent required by the law of that jurisdiction.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

(i) Application of Section 409A. Notwithstanding anything to the contrary in this Agreement, solely to the extent that such delay is required in order to avoid the imposition of an additional tax under Section 409A of the Code, if Employee is a “specified employee” for purposes of Section 409A(a)(2)(B) of the Code, any payments to be made pursuant to this Agreement that are considered to be non-qualified deferred compensation distributable in connection with the Employee’s separation from service with Employer for purposes of Section 409A of the Code, and which otherwise would have been payable at any time during the six-month period immediately following Employee’s separation from service with Employer, shall not be paid prior to, and shall instead be payable in a lump sum within ten (10) business days following the end of such six-month period. Each payment of Base Salary, Annual Bonus or other compensation under this Agreement, including, without limitation, each payment to be made following termination of employment, shall be treated as a separate payment for purposes of Section 409A of the Code. If any payment that is to be made as a lump sum upon a Cessation of Business under Section 7(d) or Section 7(e) (or any other section referring to Section 7(e)) is considered to be non-qualified deferred compensation for purposes of Section 409A of the Code, then such payment shall be made as a lump sum payment of all obligations remaining under this Agreement (rather than continuing to be paid in installments on previously scheduled payment dates) only if one or more of the following conditions are satisfied: (A) the Cessation of Business includes the corporate dissolution of the Employer taxable under Section 331 of the Code and the lump sum payment is made and taxable to the Employee within 12 months following the corporate dissolution, or (B) the payment of the lump sum is approved by a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A), or (C) the Cessation of Business constitutes a “change in control event” as defined for purposes of Section 409A of the Code, the lump sum payment is made within the 30 days preceding or 12 months following such change in control event, and all deferred compensation agreements, methods, programs, and other arrangements sponsored by the Employer or its successor immediately after the change in control event with respect to each individual that experienced the change in control event are similarly terminated and liquidated, or (D) any other event or condition has occurred or exists that allows for the acceleration of such payment without resulting in the imposition of an additional tax under Section 409A of the Code. The parties agree that in the event the Internal Revenue Service issues additional guidance to the effect that any of the payments provided for in this Agreement would not be in compliance with Section 409A of the Code, the parties will negotiate in good faith to address such guidance so that such payments are compliant with Section 409A of the Code to the extent reasonably practicable.

(j) Parachute Payments. Any other provisions of this Agreement or of any other agreement between Employee and Employer to the contrary notwithstanding, if any payment or benefit Employee would receive from Employer or otherwise in connection with a change of control of Employer (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code and (ii) be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Employer shall pay the Employee an additional payment (a “Gross-Up Payment”). The Gross-Up Payment shall equal an amount such that after payment by the Employee of all taxes (and any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, but excluding any income taxes, interest and penalties imposed pursuant to Section 409A of the Code, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this Section 9(j), if it is determined that the Employee would be entitled to a Gross-Up Payment, but that the Parachute Value (as defined below) of all Payments does not exceed 110% of an amount equal to 2.99 times the Employee’s “base amount” within the meaning of Section 280G(b)(3) of the Code (the “Safe Harbor Amount”), then no Gross-Up Payment shall be made to the Employee and the amounts payable in cash under Section 7 of this Agreement shall be reduced so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount. For purposes of reducing the Payments to the Safe Harbor Amount, each payment to be made in cash under Section 7 of this Agreement shall be reduced on a pro rata basis, and no other Payments shall be reduced. If the reduction of the amounts payable in cash under Section 7 of this Agreement would not result in a reduction of the Parachute Value of all Payments to the Safe Harbor Amount, then no amounts payable under the Agreement shall be reduced pursuant to this Section 9(j) and the Employee shall be paid the Gross-Up Payment. For purposes of this Section 9(j), “Parachute Value” means the present value of a Payment as of the date of a change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a “parachute payment” under Section 280G(b)(2), as determined by the Accounting Firm (as defined below). All determinations required to be made under this Section 9(j), including whether and when a Gross-Up Payment is required and the amount of any such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm selected in the discretion of the Employer immediately prior to the change of control (the “Accounting Firm”) which shall provide detailed supporting calculations both to the Employer and the Employee within 15 business days of the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Employer. Except as provided below, any determination by the Accounting Firm shall be binding upon the Employer and the Employee. If, as a result of a claim made by the Internal Revenue Service or any other applicable taxing authority, it is determined that the amount of the Excise Tax payable by the Employee is greater than the amount initially determined by the Accounting Firm, then the Employer (or its successor) shall pay to the Employee an additional Gross-Up Payment (determined as set forth above) with respect to such additional Excise Tax. All fees and expenses of the Accounting Firm and of responding to any claim made by the Internal Revenue Service or any other applicable taxing authority shall be borne solely by the Employer; and, in that regard, (i) the Employer shall pay such fees and expenses not later than the end of the calendar year following the calendar year in which the related work is performed or the expenses are incurred, (ii) the amount of fees and expenses that the Employer is obligated to pay in any given calendar year shall not affect any amounts that the Employer is obligated to pay in any other calendar year, and (iii) the Employee’s right to have the Employer pay such fees and expenses may not be liquidated or exchanged for any other benefit. Any Gross-Up Payment, as determined pursuant to this Section 9(j), shall be paid by the Employer to the Employee within fifteen business days of the receipt of the Accounting Firm’s determination or the final resolution of any claim made by the Internal Revenue Service or any other applicable taxing authority; provided that, the Gross-Up Payment shall in all events be paid no later than the end of the Employee’s taxable year next following the Employee’s taxable year in which the Excise Tax (and any income or other related taxes or interest or penalties thereon) on a Payment are remitted to the Internal Revenue Service or any other applicable taxing authority or, in the case of amounts relating to a claim that does not result in the remittance of any federal, state, local and foreign income, excise, social security and other taxes, the calendar year in which the claim is finally settled or otherwise resolved. The Employer may, in its sole discretion, withhold and pay over to the Internal Revenue Service or any other applicable taxing authority, for the benefit of the Employee, all or any portion of any Gross-Up Payment, and the Employee hereby consents to such withholding.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

“EMPLOYER”:	“EMPLOYEE”:

CHROMADEX, INC., a California corporation

By:
Stephen A. Block,	FRANK L JAKSCH, JR.
Director, Chairman of Compensation Committee

Address:	Address:

Street Address	Street Address

City State Zip Code	City State Zip Code

Facsimile No.	Facsimile No.

EXHIBIT A

Responsibilities

Responsible for all aspects of Employer’s ongoing management.

EXHIBIT B-2

AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

This AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of this 19th day of April 2010, by and between CHROMADEX, INC., a California corporation (“Employer”), and THOMAS C. VARVARO (“Employee”).

R E C I T A L S

A. Employer and Employee are parties to that certain Employment Agreement dated April 14, 2008, as amended by a First Amendment to Employment Agreement dated August 21, 2008 (as amended, the “Prior Employment Agreement”).

B. Employer and Employee desire to amend and restate the Prior Employment Agreement, effective as of April 19th (the “Effective Date”), as set forth in this Agreement.

A G R E E M E N T

In consideration of the foregoing recitals and of the mutual covenants and conditions contained herein, the parties, intending to be legally bound, agree as follows:

1. Term. Employer agrees to continue to employ Employee, and Employee agrees to continue to serve Employer, in accordance with the terms of this Agreement, for a term (the “Initial Term”) beginning on the Effective Date and continuing for a period of three years thereafter unless earlier terminated in accordance with the provisions hereof. Unless previously terminated pursuant to Section 7, below, this Agreement shall automatically be renewed on the third anniversary of the Effective Date and each one-year anniversary thereafter (each, a “Renewal Date”) for an additional term of one year (each, a “Renewal Term”), with each Renewal Term being subject to the termination provisions hereof

2. Employment of Employee.

(a) Specific Positions. Employer and Employee hereby agree that, subject to the provisions of this Agreement, Employer will continue to employ Employee and Employee will continue to serve Employer as the Chief Financial Officer of Employer. Employee shall report to, and perform such usual and customary duties of such office and as may be delegated to Employee from time to time by, the Chief Executive Officer of Employer (the “CEO”), including, without limitation, those specific duties set forth on Exhibit A attached hereto, subject always to the policies as determined from time to time by Employer., Employee’s reporting relationship shall initially be determined by the Chief Executive Officer of Employer. Employer reserves the right to change Employee’s position and reporting relationship subject to the needs of its business.

(b) Promotion of Employer’s Business. During the term of this Agreement, Employee shall not engage in any business competitive with Employer. Employee agrees to devote his full business time, attention, knowledge, skill and energy to the business, affairs and interests of Employer and matters related thereto, and shall use his best efforts and abilities to promote Employer’s interests; provided, however, that Employee is not precluded from devoting reasonable periods of time required: (i) for serving as a director or committee member of any organization that does not compete with Employer or that does not involve a conflict of interest with Employer; or (ii) for managing his personal investments; so long as in either case, such activities do not materially interfere with the regular performance of his duties under this Agreement.

(c) Principal Office. Employee’s principal office and normal place of work shall be at Employer’s executive offices in Southern California or as otherwise assigned by Employer consistent with the needs of its business. Employee’s normal place of work shall be defined as any office where Employee is consistently requested by Employer to commute to more than one day per week. Employer shall not require Employee to spend more than 50% of work days at Employer’s executive offices, and shall reimburse Employee for all travel related expenses to and from said offices pursuant to Section 6(b).

3. Salary. Employer shall pay to Employee during the term of this Agreement a base salary (“Base Salary”) of $175,000 per year payable in accordance with Employer’s normal payroll. In addition, the then applicable Base Salary shall be increased by $50,000 upon such time that Employer shall have publicly traded shares on either the Nasdaq Stock Market, the American Stock Exchange or the New York Stock Exchange. The Base Salary may be reviewed annually thereafter and may be increased (but not decreased) at Employer’s sole discretion in accordance with Employer’s normal review process.

4. Bonus. In addition to the Base Salary set forth in Section 3, above, Employer shall pay to Employee an annual cash bonus (each, an “Annual Bonus”) in an amount equal to up to 30% of the Base Salary in effect as of the last day of the immediately preceding fiscal year based upon the achievement of performance targets with respect to Employer’s business to be mutually agreed upon by Employee and the Board (the “Bonus Target”); provided, however, that in the event that Employer’s business performance for any fiscal year is greater than 75%, but less than 100% of the applicable Bonus Target, Employee shall be paid the percentage of the maximum Annual Bonus determined by linear interpolation (i.e., 87.5% of the applicable Bonus Target would result in an Annual Bonus under this Section 4 of 15% of such Base Salary); provided further, however, that in the event the parties are unable to agree to a mutually acceptable Bonus Target at any time during the term of this Agreement, Employee shall be paid an Annual Bonus for any such fiscal year of not less than 15% of such Base Salary. Each Annual Bonus payment shall be paid on or before March 15 of the fiscal year following the fiscal year for which the Annual Bonus is payable.

5. Option Grant. At the next meeting of Employer’s Compensation Committee after the Effective Date, Employer shall grant to Employee, (a) an option to purchase 200,000 shares of Employer’s common stock (the “First Option”), and (b) an additional option to purchase up to 200,000 additional shares of Employer’s common stock (the “Second Option”). The First Option and the Second Option are hereinafter collectively referred to as the “Options.” To the maximum extent possible, the Options shall be “incentive stock options” as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Options will be governed by a separate Stock Option Agreement and Employer’s Second Amended and Restated 2007 Equity Incentive Plan, as it may be amended through the date of grant (as amended, the “Plan”). The exercise price of the Options will be equal to the fair market value of the common stock of Employer on the date of the grant, as determined by Employer’s Compensation Committee in a manner consistent with Sections 409A and 422 of the Code. Each of the Options will vest as determined by Employer’s Compensation Committee.

6. Benefits.

(a) Welfare and Retirement Benefits. During Employee’s employment by Employer under this Agreement, Employee shall be eligible for participation in and shall be covered by any and all such medical, dental, life and other voluntary insurance plans, retirement and profit sharing plans, and such other similar benefits generally available to other employees of Employer in similar employment positions, on the same terms as such employees, subject to meeting applicable eligibility requirements. Employee shall also be covered by long-term disability insurance, to the extent that such insurance is available to Employer on commercially reasonable terms and conditions, such that, upon a termination of Employee by Employer under Section 7(c) as a result of a disability, Employee shall be entitled to receive disability insurance coverage in an amount and for a duration at least equal to that made generally available to officers of Employer under Employer’s long-term disability insurance in effect as of the date of this Agreement.

(b) Reimbursements. During Employee’s employment with Employer under this Agreement, Employee shall be entitled to receive prompt reimbursement of all reasonable expenses incurred by Employee in performing services hereunder, including all expenses of travel at the request of, or in the service of, Employer provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by Employer.

(c) Automobile. Subject to the approval of the Board, Employer may elect to reimburse Employee for certain costs incurred by Employee in leasing, maintaining, operating and insuring an automobile for use by Employee in the performance of Employee’s duties hereunder. The extent by which such costs are reimbursed by Employer to Employee shall be determined in accordance with Employer’s automobile reimbursement policy then in effect, which policy shall have been approved by the Board.

(d) Indemnification. Employee and Employer are concurrently entering into Employer’s standard form of Indemnification Agreement, providing indemnification to Employee to the maximum extent permitted by law, and in accordance therewith, Employer will agree to advance any expenses for which indemnification is available to the extent allowed by applicable law. Employer shall procure directors and officers insurance with coverage of not less than $5 million, and shall maintain such insurance in full force and effect during the term of this Agreement and for a period of seven years thereafter.

7. Termination.

(a) Termination for Cause. Employer shall have the right, exercisable immediately upon written notice, to terminate Employee’s employment for “Cause.”

(i) Definition of Cause. As used herein, “Cause” means any of the following: (A) Employee is convicted by a court of competent jurisdiction, pleads “no contest” to a felony or any other conduct of a criminal nature involving moral turpitude (other than minor traffic violations); (B) Employee intentionally engages in fraud, embezzlement or any other illegal conduct substantially detrimental to the business or reputation of Employer, regardless of whether such conduct is designed to defraud Employer or others; or (C) Employee refuses to perform his duties hereunder or otherwise breaches any material covenant, warranty or representation of this Agreement, or Employee’s Non-Disclosure and Confidentiality Agreement with Employer, and fails to cure such breach (if such breach is then capable of being cured) within 10 business days following written notice thereof specifying in reasonable detail the nature of such breach, or if such breach is not capable of being cured in such time, a cure shall not have been diligently initiated within such 10 business day period; provided, however, that the termination shall not be effective if (1) such termination is as a result of clause (C) of this subparagraph (i), (2) such notice is the first such notice of termination delivered by Employer to Employee with respect to the particular terms or provisions that Employee is alleged to have failed to observe or perform hereunder, (3) within 30 days following the date of such notice Employee shall use his best efforts to perform such duties and responsibilities, and (4) Employee is given reasonable notice of the board meeting at which the determination of “Cause” is to be taken and has had an opportunity to appear before the Board, together with Employee’s counsel, and be heard.

(ii) Effect of Termination. Upon termination in accordance with this Section 7(a), Employee shall be entitled to no further payments from Employer under this Agreement, except for the payments, of cash and in-kind, provided for under Sections 3 and 6 of this Agreement accrued hereunder through, but not including, the effective date of such termination. Employer’s exercise of its right to terminate for Cause shall be without prejudice to any other remedy to which it may be entitled at law, in equity or under this Agreement.

(b) Voluntary Termination. Employee may terminate his employment at any time by giving no less than 30 days’ written notice to Employer. Employer reserves the right to accept Employee’s voluntary termination immediately, without notice and without any further payment obligation except as described below.

(i) No Reason. Upon termination in accordance with this Section 7(b), except as otherwise provided in Section 7(b)(ii), below, Employee shall be entitled to no further payments from Employer under this Agreement, except for(A) the payments, of cash and in-kind, provided for under Sections 3 and 6 of this Agreement accrued hereunder through, but not including, the effective date of such termination, and (B) a pro rated portion of the maximum Annual Bonus payable to Employee for the year of termination (the “Pro Rated Annual Bonus”) which shall be deemed to be an amount equal to 40% of the Base Salary then in effect multiplied by a fraction, the numerator of which is the number of full calendar days between the first day of the calendar year in which such termination occurs and the date of such termination and the denominator of which is 365.

(ii) Good Reason. Notwithstanding anything to the contrary in Section 7(b)(i), above, if Employee terminates his employment under this Section 7(b) for Good Reason (as defined below), Employee shall be entitled to receive from

Employer all of the compensation and benefits provided for in Section 7(e), below plus the maximum Annual Bonus Employee would have been otherwise entitled to for the year in which such termination occurs, and, for purposes thereof, Employee shall be deemed to have been employed for the entirety of such year (the “Maximum Annual Bonus”). As used herein, “Good Reason” means any of the following: (A) the assignment to Employee of duties materially inconsistent with those of other employees of Employer in similar employment positions, and Employee provides written notice to Employer within 60 days of such assignment that such duties are materially inconsistent with those duties of such similarly-situated employees, and Employer fails to release Employee from his obligation to perform such inconsistent duties and to re-assign Employee to his customary duties within 30 days after Employer’s receipt of such notice; (B) the termination of Frank L. Jaksch, Jr. as Chief Executive Officer of Employer either by Employer without Cause or by Frank L. Jaksch, Jr. for Good Reason (as each such capitalized term is specifically defined in that certain Employment Agreement dated of even date herewith by and between Frank L. Jaksch, Jr. and Employer) and Employee provides written notice to Employer of Employee’s termination for Good Reason within 60 days of such termination of Frank L. Jaksch, Jr; or (C) a failure by Employer to comply with any other material provision of this Agreement which has not been cured within 60 days after notice of such noncompliance has been given by Employee to Employer, or if such failure is not capable of being cured in such time, a cure shall not have been diligently initiated by Employer within such 60 day period.

(c) Termination Due to Death or Disability. This Agreement shall automatically terminate upon the death of Employee. In addition, if any disability or incapacity of Employee to perform his duties as the result of any injury, sickness or physical, mental or emotional condition continues for a period of 70 consecutive days or a total of 70 days in any 90-day period, Employer may terminate Employee’s employment upon written notice to Employee. Upon termination in accordance with this Section 7(c), Employee (or Employee’s estate, as the case may be) shall be entitled to those payments, of cash and in-kind, provided for under Sections 3 through 6, inclusive, of this Agreement accrued hereunder through, but not including, the date of death or, in the case of disability, the date of termination. Notwithstanding any policy of Employer to the contrary, any Annual Bonus that would be due to Employee for the fiscal year in which termination pursuant to this Section 7(c) occurs will, at the option of the Board, be paid to Employee (or Employee’s estate, as the case may be) in an amount no less than the Pro Rated Annual Bonus, not to exceed the Maximum Annual Bonus. During such time that Employee is unable to perform his duties as a result of any injury, sickness or physical, mental or emotional condition, Employer, at its option, may reduce the Base Salary by the amount, if any, of the disability insurance or similar benefits for which Employee receives as a result of such injury, sickness or physical, mental or emotional condition. Such reductions to the Base Salary, if any, shall be limited to benefits actually received by Employee (including any withholding taxes paid on Employee’s behalf) from disability insurance plans paid for by Employer or from state or federal government mandated disability plans. The Base Salary shall not be reduced by any disability insurance benefits received by Employee, if any, from plans purchased by Employee.

(d) Termination Upon Cessation of Business. Employer shall have the right to immediately terminate Employee’s employment under this Agreement upon a “Cessation of Business.” For purposes of this Agreement, a “Cessation of Business” shall mean Employer’s ceasing to operate in the ordinary course of business, whether by dissolution, liquidation, sale of assets, consolidation, merger or otherwise, in connection with, pursuant to or arising out of a good faith determination by Employer that the continuing operation of the business in its ordinary course is reasonably likely to render Employer unable to meet its liabilities as they mature. If Employee is so terminated by Employer pursuant to this Section 7(d) during the Term, Employer shall pay to Employee (i) the Base Salary until the last to occur of (A) the expiration of the remaining portion of the Initial Term or the then applicable Renewal Term, as the case may be, or (B) the expiration of the 12-month period commencing on the date Employee is terminated, and (ii) the Maximum Annual Bonus. Employer shall make payment of such Base Salary and the Maximum Annual Bonus in a single lump sum payment at termination.

(e) Termination Without Cause. Employer shall have the right, exercisable upon written notice, to terminate Employee’s employment under this Agreement for any reason other than set forth in Sections 7(a), (c) and (d), above, at any time during the term of this Agreement. If Employee is so terminated by Employer pursuant to this Section 7(e) during the Term, Employer shall pay Employee two weeks of Base Salary for each full year of service to a maximum of eight (8) weeks of the Base Salary. Should Employee, at Employee’s sole and exclusive option, provide Employer with Employer’s then standard form of separation, waiver and release agreement of all claims against Employer, then (i) Employer agrees to (A) pay to Employee the Base Salary, and (B) provide or reimburse Employee for the same medical, dental, long-term disability and life insurance pursuant to Section 6(a) to which Employee was entitled hereunder as of the date of termination provided, however, that in the case of such medical and dental insurance, that Employee makes a timely election for continuation coverage under COBRA, in each case (i.e., the Base Salary and insurance), until the last to occur (the “Severance Period”) of (1) the expiration of the remaining portion of the Initial Term or the then applicable Renewal Term, as the case may be, or (2) the 24-month period commencing on the date Employee is terminated, (ii) pay Employee an amount equal to the product obtained by multiplying (A) the Maximum Annual Bonus for which Employee would have been otherwise entitled to receive by (B) the fraction in which the numerator is the number of calendar months in the Severance Period and the denominator of which is 24, and (iii) the vesting of all outstanding stock awards in favor of Employee shall immediately vest in full. Employer shall make such payments in accordance with its regular payroll schedule. If any such payments are due Employee upon a Cessation of Business, all remaining payments shall become immediately due and payable upon the occurrence of such Cessation of Business.

(f) Exclusive Remedy. The payments contemplated by this Agreement shall constitute Employee’s exclusive and sole remedy for any claim that Employee might otherwise have against Employer under this Agreement which, but for Employee’s termination of employment hereunder, might otherwise be due and payable by Employer to Employee. Employee covenants not to assert or pursue any such remedies, other than an action to enforce the payments due to Employee under this Agreement. Nothing in this Section 7(f), however, shall be construed to bar, preclude or otherwise limit Employee’s right to bring an action against Employer if Employee’s termination of employment with Employer was otherwise unlawful or in violation of public policy.

8. Prior Employment Agreement. Employee hereby agrees to the termination, effective as of the Effective Date, of the Prior Employment Agreement. In consideration of his employment by Employer hereunder, except for accrued but unpaid salary and bonus and any previously granted stock options, Employee hereby waives all rights, benefits and privileges under the Prior Employment Agreement, including, without limitation, any right to severance or similar payments.

9. Miscellaneous.

(a) Withholdings. All payments to Employee hereunder shall be made after reduction for all federal, state and local withholding and payroll taxes, all as determined under applicable law and regulations, and Employer shall make all reports and similar filings required by such law and regulations with respect to such payments, withholdings and taxes.

(b) Succession. This Agreement shall inure to the benefit of and shall be binding upon Employer, its successors and assigns. The obligations and duties of Employee hereunder shall be personal and not assignable.

(c) Notices. Any and all notices, demands, requests or other communications hereunder shall be in writing and shall be deemed duly given when personally delivered to or transmitted by overnight express delivery or by facsimile to and received by the party to whom such notice is intended (provided the original thereof is sent by mail, in the manner set forth below, on the next business day after the facsimile transmission is sent), or in lieu of such personal delivery or overnight express delivery or facsimile transmission, on receipt when deposited in the United States mail, first-class, certified or registered, postage prepaid, return receipt requested, addressed to the applicable party at the address set forth below such party’s signature to this Agreement. The parties may change their respective addresses for the purpose of this Section 9(c) by giving notice of such change to the other parties in the manner which is provided in this Section 9(c).

(d) Entire Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof, and it replaces and supersedes any prior agreements, whether oral or written, between the parties relating to said subject matter, including, without limitation, the Prior Employment Agreement.

(e) Headings. The headings of Sections herein are used for convenience only and shall not affect the meaning or contents hereof.

(f) Waiver; Amendment. No provision hereof may be waived except by a written agreement signed by the waiving party. The waiver of any term or of any condition of this Agreement shall not be deemed to constitute the waiver of any other term or condition. This Agreement may be amended only by a written agreement signed by the parties hereto.

(g) Severability. If any of the provisions of this Agreement shall be held unenforceable by the final determination of a court of competent jurisdiction and all appeals therefrom shall have failed or the time for such appeals shall have expired, such provision or provisions shall be deemed eliminated from this Agreement but the remaining provisions shall nevertheless be given full effect. In the event this Agreement or any portion hereof is more restrictive than permitted by the law of the jurisdiction in which enforcement is sought, this Agreement or such portion shall be limited in that jurisdiction only to the extent required by the law of that jurisdiction.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

(i) Application of Section 409A. Notwithstanding anything to the contrary in this Agreement, solely to the extent that such delay is required in order to avoid the imposition of an additional tax under Section 409A of the Code, if Employee is a ‘specified employee’ for purposes of Section 409A(a)(2)(B) of the Code, any payments to be made pursuant to this Agreement that are considered to be non-qualified deferred compensation distributable in connection with the Employee’s separation from service with Employer for purposes of Section 409A of the Code, and which otherwise would have been payable at any time during the six-month period immediately following Employee’s separation from service with Employer, shall not be paid prior to, and shall instead be payable in a lump sum within ten (10) business days following the end of such six-month period. Each payment of Base Salary, Annual Bonus or other compensation under this Agreement, including, without limitation, each payment to be made following termination of employment, shall be treated as a separate payment for purposes of Section 409A of the Code. If any payment that is to be made as a lump sum upon a Cessation of Business under Section 7(d) or Section 7(e) (or any other section referring to Section 7(e)) is considered to be non-qualified deferred compensation for purposes of Section 409A of the Code, then such payment shall be made as a lump sum payment of all obligations remaining under this Agreement (rather than continuing to be paid in installments on previously scheduled payment dates) only if one or more of the following conditions are satisfied: (A) the Cessation of Business includes the corporate dissolution of the Employer taxable under Section 331 of the Code and the lump sum payment is made and taxable to the Employee within 12 months following the corporate dissolution, or (B) the payment of the lump sum is approved by a bankruptcy court pursuant to 11 U.S.C. Section 503(b)(1)(A), or (C) the Cessation of Business constitutes a “change in control event” as defined for purposes of Section 409A of the Code, the lump sum payment is made within the 30 days preceding or 12 months following such change in control event, and all deferred compensation agreements, methods, programs, and other arrangements sponsored by the Employer or its successor immediately after the change in control event with respect to each individual that experienced the change in control event are similarly terminated and liquidated, or (D) any other event or condition has occurred or exists that allows for the acceleration of such payment without resulting in the imposition of an additional tax under Section 409A of the Code. The parties agree that in the event the Internal Revenue Service issues additional guidance to the effect that any of the payments provided for in this Agreement would not be in compliance with Section 409A of the Code, the parties will negotiate in good faith to address such guidance so that such payments are compliant with Section 409A of the Code to the extent reasonably practicable.

(j) Parachute Payments. Any other provisions of this Agreement or of any other agreement between Employee and Employer to the contrary notwithstanding, if any payment or benefit Employee would receive from Employer or otherwise in connection with a change of control of Employer (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code and (ii) be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Employer shall pay the Employee an additional payment (a “Gross-Up Payment”). The Gross-Up Payment shall equal an amount such that after payment by the Employee of all taxes (and any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, but excluding any income taxes, interest and penalties imposed pursuant to Section 409A of the Code, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this Section 9(j), if it is determined that the Employee would be entitled to a Gross-Up Payment, but that the Parachute Value (as defined below) of all Payments does not exceed 110% of an amount equal to 2.99 times the Employee’s “base amount” within the meaning of Section 280G(b)(3) of the Code (the “Safe Harbor Amount”), then no Gross-Up Payment shall be made to the Employee and the amounts payable in cash under Section 7 of this Agreement shall be reduced so that the Parachute Value of all Payments, in the aggregate, equals the Safe Harbor Amount. For purposes of reducing the Payments to the Safe Harbor Amount, each payment to be made in cash under Section 7 of this Agreement shall be reduced on a pro rata basis, and no other Payments shall be reduced. If the reduction of the amounts payable in cash under Section 7 of this Agreement would not result in a reduction of the Parachute Value of all Payments to the Safe Harbor Amount, then no amounts payable under the Agreement shall be reduced pursuant to this Section 9(j) and the Employee shall be paid the Gross-Up Payment. For purposes of this Section 9(j), “Parachute Value” means the present value of a Payment as of the date of a change of control for purposes of Section 280G of the Code of the portion of such Payment that constitutes a “parachute payment” under Section 280G(b)(2), as determined by the Accounting Firm (as defined below). All determinations required to be made under this Section 9(j), including whether and when a Gross-Up Payment is required and the amount of any such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by a nationally recognized accounting firm selected in the discretion of the Employer immediately prior to the change of control (the “Accounting Firm”) which shall provide detailed supporting calculations both to the Employer and the Employee within 15 business days of the receipt of notice from the Employee that there has been a Payment, or such earlier time as is requested by the Employer. Except as provided below, any determination by the Accounting Firm shall be binding upon the Employer and the Employee. If, as a result of a claim made by the Internal Revenue Service or any other applicable taxing authority, it is determined that the amount of the Excise Tax payable by the Employee is greater than the amount initially determined by the Accounting Firm, then the Employer (or its successor) shall pay to the Employee an additional Gross-Up Payment (determined as set forth above) with respect to such additional Excise Tax. All fees and expenses of the Accounting Firm and of responding to any claim made by the Internal Revenue Service or any other applicable taxing authority shall be borne solely by the Employer; and, in that regard, (i) the Employer shall pay such fees and expenses not later than the end of the calendar year following the calendar year in which the related work is performed or the expenses are incurred, (ii) the amount of fees and expenses that the Employer is obligated to pay in any given calendar year shall not affect any amounts that the Employer is obligated to pay in any other calendar year, and (iii) the Employee’s right to have the Employer pay such fees and expenses may not be liquidated or exchanged for any other benefit. Any Gross-Up Payment, as determined pursuant to this Section 9(j), shall be paid by the Employer to the Employee within fifteen business days of the receipt of the Accounting Firm’s determination or the final resolution of any claim made by the Internal Revenue Service or any other applicable taxing authority; provided that, the Gross-Up Payment shall in all events be paid no later than the end of the Employee’s taxable year next following the Employee’s taxable year in which the Excise Tax (and any income or other related taxes or interest or penalties thereon) on a Payment are remitted to the Internal Revenue Service or any other applicable taxing authority or, in the case of amounts relating to a claim that does not result in the remittance of any federal, state, local and foreign income, excise, social security and other taxes, the calendar year in which the claim is finally settled or otherwise resolved. The Employer may, in its sole discretion, withhold and pay over to the Internal Revenue Service or any other applicable taxing authority, for the benefit of the Employee, all or any portion of any Gross-Up Payment, and the Employee hereby consents to such withholding.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

“EMPLOYER”:	“EMPLOYEE”:

CHROMADEX, INC., a California corporation

By:
Frank L. Jaksch, Jr.	THOMAS C. VARVARO
Chief Executive Officer

Address:	Address:

Street Address	Street Address

City State Zip Code	City State Zip Code

Facsimile No.	Facsimile No.

EXHIBIT A

Responsibilities

Oversee all Employer operations including but not limited to Financial, Human Resources, Information Technologies, Order Fulfillment, Risk Management and day-to-day operations.

EXHIBIT C

FORM OF INVESTOR QUESTIONNAIRE

To:	ChromaDex Corporation (the “Company”)

10005 Muirlands Boulevard, Suite G

Irvine, California 92618

The information in this Accredited Investor Questionnaire (this “Questionnaire”) is being furnished to allow the Company to confirm that the undersigned is an “accredited investor,” as defined in Rule 501(a) of the Securities Act of 1933, as amended (the “Securities Act”).

By signing the Subscription Agreement to which this Questionnaire is attached, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Company’s securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all questions and complete this Questionnaire in full.

I. The undersigned hereby represents that he, she or it is (please initial each category applicable to you in the space provided):

(1)      A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

(2) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

(3) An insurance company as defined in Section 2(13) of the Securities Act;

(4) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(5) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(6)      A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(7)      An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(8) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(9)      An organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

(10)    A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

(11) A natural person whose individual net worth (total assets minus total liabilities), or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(12)    A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

(13) An executive officer or director of the Company;

(14)    An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list below the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

II. Exceptions to the representations and warranties made in Section 4(e) of the Subscription Agreement (if no exceptions, write “none” – if left blank, the response will be deemed to be “none”):

EXHIBIT D

FORM OF LEGAL OPINION